SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


----------------------------
RISK MANAGED
----------------------------

Class AARP and Class S Shares

Scudder GNMA Fund
July 17, 2000  As Revised October 1, 2000

Scudder Managed Municipal
Bonds  October 1, 2000

Scudder Growth and Income
Fund
April 12, 2000  As Revised October 1, 2000

Scudder Capital Growth Fund
July 17, 2000  As Revised October 1, 2000

Scudder Small Company Stock Fund
July 17, 2000  As Revised October 1, 2000

Scudder Global Fund
January 1, 2000  As Revised October 1, 2000




Prospectus

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder Risk Managed

                      How the funds work

                       2   Scudder GNMA Fund

                       6   Scudder Managed Municipal Bonds

                      11   Scudder Growth and Income Fund

                      16   Scudder Capital Growth Fund

                      20   Scudder Small Company Stock Fund

                      24   Scudder Global Fund

                      29   Other Policies and Risks

                      30   Who Manages and Oversees the Funds

                      35   Financial Highlights


                      How to invest in the funds

                      43   How to Buy, Sell and Exchange
                           Class AARP Shares

                      45   How to Buy, Sell and Exchange
                           Class S Shares

                      47   Policies You Should Know About

                      51   Understanding Distributions and Taxes

How the funds work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

This prospectus offers two classes of shares for each of the funds described. Class AARP shares have been created especially for AARP members. Class S shares are available to all investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at www.scudder.com.

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ticker symbol |  Class AARP   AGNMX        fund number | Class AARP  193
              |  Class S      SGINX                    | Class S     393

Scudder GNMA Fund
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Investment Approach

The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds. It does this by investing at least 65% of net assets in "Ginnie Maes": mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association (GNMA). The fund also invests in U.S. Treasury securities. With both types of securities, the timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. In addition, the fund does not invest in securities issued by tobacco-producing companies.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of Ginnie Maes compared to Treasuries and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each fund's bond characteristics and compare the yields of shorter maturity bonds to those of longer maturity bonds.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. In seeking to reduce downside risk, the managers will generally maintain a shorter duration than other GNMA funds (duration is a measure of sensitivity to interest rate movements).

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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CREDIT QUALITY POLICIES

This fund normally invests at least 65% of total assets in Ginnie Maes (and typically more than that). To the extent that it does buy other securities, they generally carry the same "full faith and credit" guarantee of the U.S. Government.

This guarantee doesn't protect the fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the fund itself. But it does guard against the risk of payment default of principal or interest with respect to securities that are guaranteed.




                              2 | Scudder GNMA Fund

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[ICON] This fund may interest investors who can accept moderate volatility and are seeking higher yield than Treasuries, yet don't want to sacrifice credit quality.
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Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) An increase in its duration would make the fund more sensitive to this risk.

Ginnie Maes carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large fall in interest rates could cause these securities to be paid off earlier than expected, forcing the fund to reinvest the money at a lower rate. Another example: if interest rates rise or stay high, these securities could be paid off later than expected, forcing the fund to endure low yields. In both of these examples, changes in interest rates may involve the risk of capital losses. The result for the fund could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, market conditions might make it hard to value some investments or to get an attractive price for them



                              3 | Scudder GNMA Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns of the fund's Class AARP shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class AARP shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. On July 17, 2000, the fund changed its name from AARP GNMA and U.S. Treasury Fund to Scudder GNMA Fund. At the same time, the fund changed its strategy to eliminate investment requirements in U.S. Treasury securities. Consequently, the fund's past performance may have been different if the current strategy had been in place. Also at this time, shares of AARP GNMA and U.S. Treasury Fund were redesignated Class AARP of Scudder GNMA Fund. The performance of Class AARP in the bar chart and performance table reflects the performance of AARP GNMA and U.S. Treasury Fund.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year           Class AARP
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90     9.72
'91    14.38
'92     6.56
'93     5.96
'94    -1.68
'95    12.83
'96     4.44
'97     8.00
'98     6.79
'99     0.59

   2000 Total Return as of June 30: 3.73%
   Best Quarter: 4.88%, Q3 1991     Worst Quarter: -2.44%, Q1 1994


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                              1 Year         5 Years        10 Years
------------------------------------------------------------------------
Fund -- Class AARP*             0.59           6.45            6.65
------------------------------------------------------------------------
Index                           1.93           8.08            7.87
------------------------------------------------------------------------


Index: Lehman Brothers GNMA Index, an unmanaged market-weighted measure of all fixed-rate securities backed by mortgage pools of GNMA.

* Performance for Class S shares is not provided because this class does not have a full calendar year of performance.


                              4 | Scudder GNMA Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)          None
--------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------
Management Fee                                                0.40%
--------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------
Other Expenses*                                               0.30%
                                                           -------------
--------------------------------------------------------------------------
Total Annual Operating Expenses                               0.70%
--------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on July 17, 2000.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year           3 Years           5 Years          10 Years
-----------------------------------------------------------------------
       $72               $224             $390              $871
-----------------------------------------------------------------------



                              5 | Scudder GNMA Fund

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ticker symbol |  Class AARP   AMUBX        fund number | Class AARP  166
              |  Class S      SCMBX                    | Class S     066

Scudder Managed Municipal Bonds
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Investment Approach

The fund seeks income exempt from regular federal income tax while actively seeking to reduce downside risk as compared with other tax-free income funds. It does this by investing at least 80% of net assets in securities of municipalities across the United States and in other securities whose income is free from regular federal income tax. The fund does not invest in securities issued by tobacco-producing companies.



The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as municipal lease obligations and investments representing an interest in these.

The portfolio managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the municipal bond market.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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Credit Quality Policies

This fund normally invests at least 65% of net assets in municipal securities of the top three grades of credit quality.

The fund could put up to 10% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade B). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.


                       6 | Scudder Managed Municipal Bonds

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including (i) typically maintaining a high level of portfolio quality, (ii) keeping the fund's duration generally shorter than comparable mutual funds, and
(iii) primarily focusing on premium coupon bonds, which have lower volatility in down markets than bonds selling at a discount.

Although the managers may adjust the fund's dollar-weighted average maturity (the maturity of the fund's portfolio), they generally intend to keep it similar to that of the Lehman Brothers Municipal Bond Index (13.43 years as of 5/31/2000). Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices or securities), the managers don't intend to use them as principal investments and might not use them at all.



                       7 | Scudder Managed Municipal Bonds

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[ICON] Taxpayers who are in a moderate to high tax bracket and who are looking for current income may want to consider this fund.
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Main Risks to Investors

There are several risk factors that could reduce the yield you get from the fund, cause you to lose money, or make the fund perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more sensitive to this risk.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the fund's yield or share price. The fact that the fund may emphasize investments in certain geographic regions or sectors of the municipal market increases this risk, because any factors affecting these regions or sectors could affect a large portion of the fund's securities. For example, the fund could invest in illiquid municipal lease obligations, which are more likely to default or to become difficult to sell because they carry limited credit backing.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of interest rate trends, credit quality, or other matters

o        some derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them; this risk may be greater for junk bonds than for investment-grade bonds

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o political or legal actions could change the way the fund's dividends are taxed


                       8 | Scudder Managed Municipal Bonds

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                   Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90     6.77
'91    12.23
'92     8.98
'93    13.32
'94    -6.04
'95    17.12
'96     4.15
'97     9.29
'98     6.23
'99    -1.96


  2000 Total Return as of June 30: 3.80%
  Best Quarter: 6.69%, Q1 1995      Worst Quarter: -6.17%, Q1 1994


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                              1 Year         5 Years        10 Years
------------------------------------------------------------------------
 Fund -- Class S*              -1.96           6.78            6.80
------------------------------------------------------------------------
 Index                         -2.06           6.91            6.89
------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a market value-weighted measure of municipal bonds issued across the United States.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.


                       9 | Scudder Managed Municipal Bonds

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)           None
--------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------
Management Fee                                                 0.49%
--------------------------------------------------------------------------
Distribution (12b-1) Fee                                        None
--------------------------------------------------------------------------
Other Expenses*                                                0.15%
                                                             -----------
--------------------------------------------------------------------------
Total Annual Operating Expenses                                0.64%
--------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.15%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement. These new fees became effective on July 31, 2000.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year            3 Years           5 Years          10 Years
------------------------------------------------------------------------
        $65                $205              $357             $798
------------------------------------------------------------------------



                      10 | Scudder Managed Municipal Bonds

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ticker symbol |  Class AARP   ACDGX         fund number | Class AARP  164
              |  Class S      SCDGX                     | Class S     064

Scudder Growth and Income Fund
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Investment Approach

The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks for the fund, the portfolio managers consider both yield and other valuation and growth factors, meaning that they focus the fund's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the fund's benchmark index, the S&P 500. The fund may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented in the fund's portfolio.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and might not use them at all.


                      11 | Scudder Growth and Income Fund

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries.

The fund normally will, but is not obligated to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

                      12 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------
[ICON] This fund may make sense for investors who are looking for a relatively conservative fund to provide growth and some current income.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry or a particular size of company, factors affecting that industry or size of company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, industries, companies or other matters

o to the extent that the fund invests for income, it may miss opportunities in faster-growing stocks

o        derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, it could be hard to value some investments or to get an attractive price for them


                       13 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index vary over time. All figures on this page assume reinvestment of dividends and distributions.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                   Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90    -2.33
'91    28.16
'92     9.57
'93    15.59
'94     2.60
'95    31.18
'96    22.18
'97    30.31
'98     6.07
'99     6.15

  2000 Total Return as of June 30: 1.06%
  Best Quarter: 15.26%, Q2 1997    Worst Quarter: -13.39%, Q3 1998


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                              1 Year         5 Years        10 Years
------------------------------------------------------------------------
Fund -- Class S*              6.15          18.65           14.36
------------------------------------------------------------------------
Index                        21.04          28.54           18.20
------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Total returns for 1992 would have been lower if operating expenses hadn't been reduced.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

                       14 | Scudder Growth and Income Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)           None
--------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------
Management Fee                                                 0.45%
--------------------------------------------------------------------------
Distribution (12b-1) Fee                                        None
--------------------------------------------------------------------------
Other Expenses*                                                0.30%
                                                            -----------
--------------------------------------------------------------------------
Total Annual Operating Expenses                                0.75%
--------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on August 14, 2000.


--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year            3 Years           5 Years          10 Years
------------------------------------------------------------------------
        $77               $240              $417              $930
------------------------------------------------------------------------


                       15 | Scudder Growth and Income Fund

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ticker symbol |  Class AARP   ACGFX         fund number | Class AARP  198
              |  Class S      SCPGX                     | Class S     398

Scudder Capital Growth Fund
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Investment Approach

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. The fund invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. Although the fund can invest in companies of any size, it generally focuses on established companies with market values of $3 billion or more. The fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks, the portfolio managers look for individual companies that have displayed above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets. The managers also analyze each company's valuation, stock price movements and other factors.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

o        focusing on high quality companies with reasonable valuations

o        diversifying broadly among companies, industries and sectors

o limiting the majority of the portfolio to 3.5% in any one issuer (other funds may invest 5% or more)

Depending on their outlook, the managers may increase or reduce the fund's exposure to a given industry or company. The fund will normally sell a stock when the managers believe it is too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments, and might not use them at all.


                        16 | Scudder Capital Growth Fund

--------------------------------------------------------------------------------
[ICON] This fund may make sense for investors interested in a long-term investment that seeks to lower its share price volatility compared with other growth mutual funds.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the medium and large growth company portions of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. At times, large or medium company stocks may not perform as well as stocks of smaller companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, risk factors or other matters

o        growth stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, market conditions might make it hard to value some investments or to get an attractive price for them



                        17 | Scudder Capital Growth Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the total returns of the fund's Class AARP shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class AARP shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. On July 17, 2000, the fund was reorganized from AARP Capital Growth Fund, a series of AARP Growth Trust, into Class AARP of Scudder Capital Growth Fund, a newly created series of Investment Trust. The performance of Class AARP in the bar chart and performance table reflects the performance of AARP Capital Growth Fund.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year           Class AARP
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90     -15.78
'91      40.53
'92       4.72
'93      15.98
'94     -10.04
'95      30.54
'96      20.62
'97      35.08
'98      23.73
'99      35.44


    2000 Total Return as of June 30: 3.12%
    Best Quarter: 25.83%, Q4 1998    Worst Quarter: -21.27%, Q3 1990


------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                              1 Year         5 Years        10 Years
------------------------------------------------------------------------
Fund -- Class AARP*            35.44          28.94         16.51
------------------------------------------------------------------------
Index                          21.04          28.56         18.21
------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged, capitalization-weighted index that includes 500 large-cap stocks.

* Performance for Class S shares is not provided because this class does not have a full calendar year of performance.

                        18 | Scudder Capital Growth Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.
--------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)          None
--------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------
Management Fee                                                0.58%
--------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------
Other Expenses*                                               0.30%
                                                           -------------
--------------------------------------------------------------------------
Total Annual Operating Expenses                               0.88%
--------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.30%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement. These new fees became effective on July 17, 2000.

--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year           3 Years           5 Years          10 Years
-----------------------------------------------------------------------
       $90               $281             $488             $1,084
-----------------------------------------------------------------------



                        19 | Scudder Capital Growth Fund

--------------------------------------------------------------------------------
ticker symbol |  Class AARP   ASCSX        fund number | Class AARP  139
              |  Class S      SSLCX                    | Class S     339

Scudder Small Company Stock Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. It does this by investing at least 65% of total assets in common stocks of small U.S. companies with potential for above-average long-term capital growth. The fund normally focuses on companies whose market capitalizations are below $2 billion. The fund does not invest in securities issued by tobacco-producing companies.

The portfolio managers use a multi-step process to select small company stocks. A quantitative stock valuation model ranks stocks, favoring those with strong potential for growth of earnings, reasonable valuations in light of business prospects and positive stock price movements.

The managers then assemble the fund's portfolio from among the qualifying stocks, using a portfolio optimizer -- sophisticated portfolio management software that analyzes the expected return and risk characteristics of each stock and the overall portfolio.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including:

o        focusing on attractively valued securities

o        diversifying broadly among industries and companies (typically over
         150)

o limiting the majority of the portfolio to 2% in any one issuer (other funds may invest 5% or more)

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

While the fund invests primarily in common stocks, it may invest up to 20% of total assets in U.S. Government securities.

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.



                      20 | Scudder Small Company Stock Fund

--------------------------------------------------------------------------------
[ICON] This fund is designed for long-term investors who are looking for a fund that seeks to temper the risks of investing in small company stocks.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry, factors affecting that industry could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods.

Other factors that could affect performance include:

o        value stocks may be out of favor for certain periods

o        the managers could be wrong in their analysis of companies

o        derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, it might be hard to value some investments or to get an attractive price for them


                      21 | Scudder Small Company Stock Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how the total returns of the fund's Class AARP shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class AARP shares and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions. On July 17, 2000, the fund was reorganized from AARP Small Company Stock Fund, a series of AARP Growth Trust, into Class AARP of Scudder Small Company Stock Fund, a newly created series of Investment Trust. The performance of Class AARP in the bar chart and performance table reflects the performance of AARP Small Company Stock Fund.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year           Class AARP
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'98      -6.24
'99      -3.53


2000 Total Return as of June 30: -1.72%
Best Quarter: 19.49%, Q2 1999    Worst Quarter: -17.20%, Q3 1998

------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                                     1 Year          Since Inception
------------------------------------------------------------------------
Fund -- Class AARP*                 -3.53               6.74**
------------------------------------------------------------------------
Index                                21.26             12.71***
------------------------------------------------------------------------

Index: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks.

* Performance for Class S shares is not provided because this class does not have a full calendar year of performance.

**       Inception of Fund: 2/1/1997.

***      Index comparison begins 1/31/1997.

In the chart, total returns for 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1998 would have been lower if operating expenses hadn't been reduced.

                      22 | Scudder Small Company Stock Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares, you pay them indirectly.

--------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)          None
--------------------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------
Management Fee                                                0.75%
--------------------------------------------------------------------------
Distribution (12b-1) Fee                                       None
--------------------------------------------------------------------------
Other Expenses*                                               0.46%
                                                           -------------
--------------------------------------------------------------------------
Total Annual Operating Expenses                               1.21%
--------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.45%.

Information in the table has been restated to reflect a new fixed rate administrative fee and a new investment management agreement. These new fees became effective on July 17, 2000.


--------------------------------------------------------------------------------
Expense Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year           3 Years           5 Years          10 Years
-----------------------------------------------------------------------
       $123              $384             $665             $1,466
-----------------------------------------------------------------------


                      23 | Scudder Small Company Stock Fund

--------------------------------------------------------------------------------
ticker symbol |  Class AARP   ACOBX       fund number | Class AARP  107
              |  Class S      SCOBX                   | Class S     007

Scudder Global Fund
--------------------------------------------------------------------------------

Investment Approach

The fund seeks long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds. The fund invests at least 65% of its total assets in U.S. and foreign equities (equities issued by U.S. and foreign-based companies). Most of the fund's equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies. The fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. The managers primarily invest in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

OTHER INVESTMENTS

Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies, or securities), the managers don't intend to use them as principal investments, and might not use them at all.

                            24 | Scudder Global Fund

The managers intend to keep the fund's holdings diversified across industries and geographical areas, although, depending on their outlook, they may increase or reduce the fund's exposure to a given industry or area.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce downside risk, including: (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and
(iii) generally focusing on countries with developed economies.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.


                            25 | Scudder Global Fund

--------------------------------------------------------------------------------
[ICON] Long-term investors who want a fund with a broadly diversified approach to global investing may want to consider this fund.
--------------------------------------------------------------------------------

Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform, both in the U.S. and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. These risks tend to be greater in emerging markets, so to the extent that the fund invests in emerging markets (such as Latin America and most Pacific Basin countries), it takes on greater risks. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies.

A second major factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, themes, geographical areas or other matters

o        derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


                            26 | Scudder Global Fund

--------------------------------------------------------------------------------
[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how returns for the fund have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund and a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year               Class S
------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90     -6.40
'91     17.07
'92      4.54
'93     31.10
'94     -4.20
'95     20.53
'96     13.65
'97     17.24
'98     12.59
'99     23.47

2000 Total Return as of June 30: -1.57%
Best Quarter: 15.20%, Q4 1999   Worst Quarter: -13.99%, Q3 1990

------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/1999
------------------------------------------------------------------------
                              1 Year         5 Years        10 Years
------------------------------------------------------------------------
Fund -- Class S*              23.47           17.42          12.38
------------------------------------------------------------------------
Index                         25.34           20.25          11.96
------------------------------------------------------------------------

Index: MSCI World Index, an unmanaged capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australasia and the Far East.

* Performance for Class AARP is not provided because this class does not have a full calendar year of performance.


                            27 | Scudder Global Fund

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

------------------------------------------------------------------------
Fee Table
------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)        None
------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
------------------------------------------------------------------------
Management  Fee                                              0.94%
------------------------------------------------------------------------
Distribution (12b-1) Fee                                     None
------------------------------------------------------------------------
Other Expenses*                                              0.38%
                                                        ----------------
------------------------------------------------------------------------
Total Annual Operating Expenses                              1.32%
------------------------------------------------------------------------

*        Includes a fixed rate administrative fee of 0.375%.

Information in the table has been restated to reflect a new fixed rate administrative fee which became effective on September 11, 2000.


------------------------------------------------------------------------
Expense  Example
------------------------------------------------------------------------

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

      1 Year            3 Years           5 Years          10 Years
------------------------------------------------------------------------
       $134              $418              $723             $1,590
------------------------------------------------------------------------


                            28 | Scudder Global Fund

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval. However, Scudder Managed Municipal Bond's policy for investing at least 80% of its net assets as described earlier in this prospectus cannot be changed without shareholder approval.

o As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o Scudder GNMA Fund may trade securities actively. This could raise transaction costs (thus lowering performance) and could mean higher taxable distributions.

o The investment adviser establishes a security's credit grade when it buys the security, using independent ratings or, for unrated securities, its own credit ratings. When ratings don't agree, the fund may use the higher rating. If a security's credit rating falls, the security will be sold unless the adviser believes this would not be in the shareholders' best interests.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already underway. The investment adviser is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on the funds' allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

--------------------------------------------------------------------------------
[ICON] Scudder Kemper, the company with overall responsibility for managing the funds, takes a team approach to asset management.
--------------------------------------------------------------------------------

Who Manages and Oversees the Funds

The investment adviser

The funds' investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

Scudder Kemper's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

As payment for serving as investment adviser, Scudder Kemper receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of each fund's average daily net assets.

Fund Name                                                Fee Paid
------------------------------------------------------------------------
Scudder GNMA Fund                                        0.40%*
------------------------------------------------------------------------
Scudder Managed Municipal Bonds                          0.52%
------------------------------------------------------------------------
Scudder Growth and Income Fund                           0.45%
------------------------------------------------------------------------
Scudder Capital Growth Fund                              0.60%**
------------------------------------------------------------------------
Scudder Small Company Stock Fund                         0.83%***
------------------------------------------------------------------------
Scudder Global Fund                                      0.94%
------------------------------------------------------------------------


*        Reflects management fee paid by AARP GNMA and U.S. Treasury Fund.

**       Reflects management fee paid by AARP Capital Growth Fund.

***      Reflects management fee paid by AARP Small Company Stock Fund.

Each fund has entered into a new investment management agreement with Scudder Kemper. This table describes the fee rates for each fund and the effective date of these agreements.

Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of July 17, 2000
--------------------------------------------------------------------------
Scudder GNMA Fund
--------------------------------------------------------------------------
first $5 billion                                          0.400%
--------------------------------------------------------------------------
next $1 billion                                           0.385%
--------------------------------------------------------------------------
more than $6 billion                                      0.370%
--------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of July 31, 2000
--------------------------------------------------------------------------
Scudder Managed Municipal Bonds
--------------------------------------------------------------------------
first $2 billion                                           0.490%
--------------------------------------------------------------------------
next $1 billion                                            0.465%
--------------------------------------------------------------------------
over $3 billion                                            0.440%
--------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of August 14, 2000
--------------------------------------------------------------------------
Scudder Growth and Income Fund
--------------------------------------------------------------------------
first $14 billion                                          0.450%
--------------------------------------------------------------------------
next $2 billion                                            0.425%
--------------------------------------------------------------------------
next $2 billion                                            0.400%
--------------------------------------------------------------------------
over $18 billion                                           0.385%
--------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of July 17, 2000
--------------------------------------------------------------------------
Scudder Capital Growth Fund
--------------------------------------------------------------------------
first $3 billion                                          0.580%
--------------------------------------------------------------------------
next $1 billion                                           0.555%
--------------------------------------------------------------------------
more than $4 billion                                      0.530%
--------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of July 17, 2000
--------------------------------------------------------------------------
Scudder Small Company Stock Fund
--------------------------------------------------------------------------
first $500 million                                        0.75%
--------------------------------------------------------------------------
next $500 million                                         0.70%
--------------------------------------------------------------------------
more than $1 billion                                      0.65%
--------------------------------------------------------------------------
Average Daily Net Assets                                  Fee Rate
--------------------------------------------------------------------------
New Investment Management Fee as of September 11, 2000
--------------------------------------------------------------------------
Scudder Global Fund
--------------------------------------------------------------------------
first $500 million                                       1.000%
--------------------------------------------------------------------------
next $500 million                                        0.950%
--------------------------------------------------------------------------
next $500 million                                        0.900%
--------------------------------------------------------------------------
next $500 million                                        0.850%
--------------------------------------------------------------------------
over $2 billion                                          0.800%
--------------------------------------------------------------------------

Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

The portfolio managers

The following people handle the day-to-day management of each fund in this prospectus.

Scudder GNMA Fund                           Scudder Capital Growth Fund

  Richard L. Vandenberg                       William F. Gadsen
  Lead Portfolio Manager                      Lead Portfolio Manager
   o Began investment career in 1975           o Began investment career in 1981
   o Joined the adviser in 1993                o Joined the adviser in 1983
   o Joined the fund team in 1998              o Joined the fund team in 1989

  Scott E. Dolan                            Scudder Small Company Stock Fund
   o Began investment career in 1989
   o Joined the adviser in 1989               James M. Eysenbach
   o Joined the fund team in 1997             Lead Portfolio Manager
                                               o Began investment career in 1984
  John E. Dugenske                             o Joined the adviser in 1991
   o Began investment career in 1990           o Joined the fund team in 1997
   o Joined the adviser in 1998
   o Joined the fund team in 2000             Calvin S. Young
                                               o Began investment career in 1988
Scudder Managed Municipal Bonds                o Joined the adviser in 1990
                                               o Joined the fund team in 1999
  Philip G. Condon
  Co-lead Portfolio Manager                 Scudder Global Fund
   o Began investment career in 1978
   o Joined the adviser in 1983               William E. Holzer
   o Joined the fund team in 1998             Lead Portfolio Manager
                                               o Began investment career in 1977
  Ashton P. Goodfield                          o Joined the adviser in 1980
  Co-lead Portfolio Manager                    o Joined the fund team in 1986
   o Began investment career in 1986
   o Joined the adviser in 1986               Nicholas Bratt
   o Joined the fund team in 1998              o Began investment career in 1976
                                               o Joined the adviser in 1976
Scudder Growth and Income Fund                 o Joined the fund team in 1993

  Kathleen T. Millard
  Lead Portfolio Manager
   o Began investment career in 1983
   o Joined the adviser in 1991
   o Joined the fund team in 1991

  Gregory S. Adams
  Portfolio Manager
   o Began investment career in 1987
   o Joined the adviser in 1999
   o Joined the fund team in 1999

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. These independent members have primary responsibility for assuring that each fund is managed in the best interests of its shareholders.

The following people comprise each fund's Board.

  Linda C. Coughlin                            Joan E. Spero
   o Managing Director, Scudder Kemper          o President, Doris Duke Charitable
     Investments, Inc.                            Foundation
   o President of each fund
                                               Jean Gleason Stromberg
  Henry P. Becton, Jr.                          o Consultant
   o President, WGBH Educational Foundation
                                               Jean C. Tempel
  Dawn-Marie Driscoll                           o Managing Director, First Light
   o Executive Fellow, Center for Business        Capital, LLC (venture capital fund)
     Ethics, Bentley College
   o President, Driscoll Associates            Steven Zaleznick
     (consulting firm)                          o President and Chief Executive
                                                  Officer, AARP Services, Inc.
  Edgar Fiedler
   o Senior Fellow and Economic Counsellor,
     The Conference Board, Inc.
     (not-for-profit business research
     organization)

  Keith R. Fox
    o General Partner, The Exeter Group of
     Funds

Financial Highlights

These tables are designed to help you understand each fund's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. Except for the six month periods ended February 29, 2000 and March 31, 2000, this information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover). On July 17, 2000, Scudder Capital Growth Fund and Scudder Small Company Stock Fund were reorganized from AARP Growth Trust into two newly created series of Investment Trust. The Financial Highlights provided are for the AARP Capital Growth Fund and AARP Small Company Stock Fund, both formerly series of AARP Growth Trust. On July 17, 2000, Scudder GNMA Fund changed its name from AARP GNMA and U.S. Treasury Fund, a series of AARP Income Trust. The Financial Highlights provided are for the AARP GNMA and U.S. Treasury Fund. The existing shares of Scudder Managed Municipal Bonds, Scudder Growth and Income Fund and Scudder Global Fund were redesignated as Class S on July 31, 2000, August 14, 2000 and September 11, 2000 respectively.

Scudder GNMA Fund -- Class AARP

                        Six Months
                           Ended
                      March 31, 2000               Years Ended September 30,
                                     ------------------------------------------------
                        (Unaudited)     1999      1998     1997     1996      1995
-------------------------------------------------------------------------------------
Net asset value,
beginning of period       $14.61      $15.40    $15.16   $14.91   $15.19     $14.73
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
  Net investment
  income                     .47         .94       .99      .98      .99       1.01
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investment
  transactions              (.18)       (.79)      .24      .25    (.28)        .46
                      ---------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from
  investment
  operations                 .29         .15      1.23     1.23      .71       1.47
-------------------------------------------------------------------------------------
  Less distributions from:
-------------------------------------------------------------------------------------
  Net investment
  income                    (.47)       (.94)     (.99)    (.98)    (.99)      (.98)
-------------------------------------------------------------------------------------
  Tax return of
  capital                     --          --        --       --       --       (.03)
                      ---------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions       (.47)       (.94)     (.99)    (.98)    (.99)     (1.01)
                      ---------------------------------------------------------------
-------------------------------------------------------------------------------------
Net asset value, end
of period                 $14.43      $14.61    $15.40   $15.16   $14.91     $15.19
                      ---------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)           2.00(b)      0.99      8.40     8.49     4.79      10.31
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        3,829       4,216     4,593    4,584    4,904      5,252
-------------------------------------------------------------------------------------
Ratio of expenses (%)        .73(c)      .65       .61      .65      .64        .67
-------------------------------------------------------------------------------------
Ratio of net
investment income (%)       6.45(c)     6.25      6.52     6.51     6.55       6.77
-------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                     308(a)(c)   245(a)    160       87       83         70
-------------------------------------------------------------------------------------


(a) The portfolio turnover rates including mortgage dollar roll transactions were 363% and 258% for the periods ended March 31, 2000 and September 30, 1999, respectively.

(b)      Not annualized

(c)      Annualized

Scudder Managed Municipal Bonds -- Class S

-------------------------------------------------------------------------------------
                                      2000(a)  1999(b) 1998(c) 1997(c) 1996(c) 1995(c)
-------------------------------------------------------------------------------------
Net asset value, beginning of period  $ 8.98  $ 9.18   $ 9.13  $ 8.84  $ 8.94  $ 8.07
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income                  .46     .19      .45     .46     .45     .48
-------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (.51)   (.20)     .10     .34    (.10)    .87
                                    -------------------------------------------------
-------------------------------------------------------------------------------------
Total from investment operations        (.05)   (.01)     .55     .80     .35    1.35
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income                 (.46)   (.19)    (.45)   (.46)   (.45)   (.48)
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          (.04)     --     (.05)   (.05)     --      --
                                    -------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions                   (.50)   (.19)    (.50)   (.51)   (.45)   (.48)
-------------------------------------------------------------------------------------
Net asset value, end of period        $ 8.43  $ 8.98   $ 9.18  $ 9.13  $ 8.84  $ 8.94
                                    -------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                        (.62)   (.17)**  6.23    9.29    4.15   17.12
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             664     713      737     728     737     775
-------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           .66(d)  .64*     .62     .64     .63     .63
-------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           .65(d)  .64*     .62     .64     .63     .63
-------------------------------------------------------------------------------------
Ratio of net investment income (%)      5.27    4.92*    4.96    5.12    5.20    5.59
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)               47      14*       9      10      12      18
-------------------------------------------------------------------------------------


(a)      For the year ended May 31, 2000.

(b) For the five months ended May 31, 1999. On August 10, 1998 the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(c)      Years ended December 31.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .65% and .64%, respectively (see Financial Statements).

*        Annualized

**       Not annualized

Scudder Growth and Income Fund -- Class S

Years Ended December 31,                    1999    1998     1997     1996     1995
-------------------------------------------------------------------------------------
Net asset value, beginning of period      $26.31  $27.33   $23.23   $20.23   $16.26
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income (loss)               .48(a)  .62(a)   .62(a)   .60(a)   .55
-------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                1.11    1.06     6.26     3.84     4.46
                                          -------------------------------------------
-------------------------------------------------------------------------------------
Total from investment operations            1.59    1.68     6.88     4.44     5.01
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income                     (.51)   (.61)    (.58)    (.57)    (.56)
-------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              (.70)  (2.09)   (2.20)    (.87)    (.48)
                                          -------------------------------------------
-------------------------------------------------------------------------------------
Total distributions                        (1.21)  (2.70)   (2.78)   (1.44)   (1.04)
-------------------------------------------------------------------------------------
Net asset value, end of period            $26.69  $26.31   $27.33   $23.23   $20.23
                                          -------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                            6.15    6.07    30.31    22.18    31.18
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               6,765   7,582    6,834    4,186    3,061
-------------------------------------------------------------------------------------
Ratio of expenses (%)                        .80     .74      .76      .78      .80
-------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   1.76    2.20     2.31     2.77     3.10
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   70      41       22       27       27
-------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

Scudder Capital Growth Fund -- Class AARP

                              Six Months
                                Ended
                              March 31,
                                 2000                 Years Ended September 30,
--------------------------------------------------------------------------------------
                              (Unaudited)  1999(a)  1998(a)  1997(a)   1996    1995
--------------------------------------------------------------------------------------
Net asset value, beginning
of period                       $62.68    $51.24    $57.84   $43.47   $38.36  $31.74
--------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------
  Net investment income
  (loss)                          (.04)      .04       .28      .34      .42     .36
--------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions        17.53     18.19     (2.26)   18.43     5.59    6.91
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
  Total from investment
  operations                     17.49     18.23     (1.98)   18.77     6.01    7.27
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
  Net investment income           (.04)     (.24)     (.31)    (.41)    (.39)   (.01)
--------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (5.40)    (6.55)    (4.31)   (3.99)    (.51)   (.64)
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Total distributions              (5.44)    (6.79)    (4.62)   (4.40)    (.90)   (.65)
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Net asset value, end of
period                          $74.73    $62.68    $51.24   $57.84   $43.47  $38.36
                              --------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)                 28.25(b)  36.83     (3.39)   46.72    15.97   23.47
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     2,448     1,735     1,247    1,228      826     692
--------------------------------------------------------------------------------------
Ratio of expenses (%)              .90(c)    .91       .87      .92      .90     .95
--------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)                 (.11)(c)   .07       .50      .70     1.05    1.00
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)         79(c)     68        53       39       65      98
--------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      Not annualized

(c)      Annualized

Scudder Small Company Stock Fund -- Class AARP

                                                                    For the Period
                                                                   February 1, 1997
                          Six Months Ended       Years Ended            (b) to
                           March 31, 2000       September 30,       September 30,
-------------------------------------------------------------------------------------
                            (Unaudited)      1999       1998            1997
-------------------------------------------------------------------------------------
Net asset value,
beginning of period          $17.89        $16.93      $20.02          $15.00
-------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------
  Net investment income
  (loss) (a)                   (.05)          .02         .01             .04
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                  .01(g)        .96       (2.98)           4.98
                          -----------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                   (.04)          .98       (2.97)           5.02
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income        (.02)         (.02)       (.04)             --
-------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        --            --        (.08)             --
                          -----------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions          (.02)         (.02)       (.12)             --
                          -----------------------------------------------------------
-------------------------------------------------------------------------------------
Net asset value, end of
period                       $17.83        $17.89      $16.93          $20.02
                          -----------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)              (0.22)(d)      5.70      (14.91)(c)       33.53(c)(d)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)              52            66          97              50
-------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)         1.93(e)(f)    1.70        1.80            2.79(e)
-------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)         1.88(e)(f)    1.70        1.75            1.75(e)
-------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              (.43)(e)       .13         .07             .40(e)
-------------------------------------------------------------------------------------
Portfolio turnover rate
(%)                              56(e)         17          12               5(e)
-------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b)      Commencement of operations.

(c) Total return would have been lower had certain expenses not been reduced.

(d)      Not annualized

(e)      Annualized

(f) The annualized ratios of operating expenses excluding reorganization costs before and after expense reductions were 1.80% and 1.75%, respectively, for the six months ended March 31, 2000 (see Financial Statements).

(g) The amount shown may not agree with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of sales and repurchases of the fund's shares in relation to fluctuating market values for the portfolio.

Scudder Global Fund -- Class S

                    2000(b)   1999(c)  1999(d)   1998(d)   1997(d)  1996(d) 1995(d)
-------------------------------------------------------------------------------------
Net asset value,
beginning of period $31.25   $31.30    $32.41   $33.67    $28.73    $25.64  $23.93
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment
  income (loss)        .07(a)   .02(a)    .23(a)   .38(a)    .17(a)    .24     .25
-------------------------------------------------------------------------------------
  Net realized and
  unrealized gain
  (loss) on
  investment
  transactions        3.15     (.07)     1.82     3.82      6.58      3.94    1.91
                    -----------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from
  investment
  operations          3.22     (.05)     2.05     4.20      6.75      4.18    2.16
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment
  income              (.20)      --      (.55)    (.88)     (.28)     (.25)   (.11)
-------------------------------------------------------------------------------------
  Net realized
  gains on
  investment
  transactions       (3.91)      --     (2.61)   (4.58)    (1.53)     (.84)   (.34)
                    -----------------------------------------------------------------
-------------------------------------------------------------------------------------
  Total
  distributions      (4.11)      --     (3.16)   (5.46)    (1.81)    (1.09)   (.45)
-------------------------------------------------------------------------------------
Net asset value,
end of period       $30.36   $31.25    $31.30   $32.41    $33.67    $28.73  $25.64
                    -----------------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)     10.20**   (.16)**   7.18    14.93     24.91     16.65    9.11
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)  1,591    1,553     1,610    1,766     1,604     1,368   1,168
-------------------------------------------------------------------------------------
Ratio of expenses
(%)                   1.37*    1.36*     1.35     1.34      1.37      1.34    1.38
-------------------------------------------------------------------------------------
Ratio of net
investment income
(loss) (%)             .43*     .44*      .79     1.19       .59       .84    1.03
-------------------------------------------------------------------------------------
Portfolio turnover
rate (%)                82*      29*       70       51        41        29      44
-------------------------------------------------------------------------------------


(a) Per share amounts have been calculated using average shares outstanding.

(b)      For the six months ended February 29, 2000 (Unaudited).

(c) For the two months ended August 31, 1999. On June 7, 1999 the Fund changed its fiscal year end from June 30 to August 31.

(d)      Years ended June 30.

*        Annualized

**       Not annualized

How to invest in the funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of each fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."

------------------------------------------------------------------------------------
Class AARP          First investment                 Additional investments
------------------------------------------------------------------------------------
                   $1,000 or more for regular        $50 minimum with an Automatic
                   accounts                          Investment Plan, Payroll
                                                     Deduction or Direct Deposit
                   $500 or more for IRAs
------------------------------------------------------------------------------------
By mail            o  For enrollment forms, call     Send a personalized investment
                      1-800-253-2277                 slip or short note that
                                                     includes:
                   o  Fill out and sign an
                      enrollment form                o  fund and class name

                   o  Send it to us at the           o  account number
                      appropriate address, along
                      with an investment check       o  check payable to "The AARP
                                                        Investment Program"
------------------------------------------------------------------------------------
By wire            o  Call 1-800-253-2277 for        o  Call 1-800-253-2277 for
                      instructions                      instructions
------------------------------------------------------------------------------------
By phone           --                                o  Call 1-800-253-2277 for
                                                        instructions
------------------------------------------------------------------------------------
With an            o  Fill in the information        o  To set up regular investments
automatic             required on your enrollment       from a bank checking account,
investment plan       form and include a voided check   call 1-800-253-2277 (minimum
                                                        $50)

------------------------------------------------------------------------------------
Payroll Deduction  o  Select either of these         o  Once you specify a dollar
or Direct Deposit     options on your enrollment form   amount (minimum $50),
                      and submit it. You will receive   investments are automatic.
                      further instructions by mail.
-----------------------------------------------------------------------------------
Using QuickBuy     --                                o  Call 1-800-253-2277
-----------------------------------------------------------------------------------
On the Internet    o  Go to "services and forms --   o  Call 1-800-253-2277 to ensure
                      how to open an account" at        you have electronic services
                      aarp.scudder.com
                                                     o  Register at aarp.scudder.com
                   o  Print out a prospectus and an
                      enrollment form                o  Follow the instructions for
                                                        buying shares with money from
                   o  Complete and return the           your bank account
                      enrollment form with your check
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
[ICON]         Regular mail:
               The AARP Investment Program, PO Box 2540, Boston, MA 02208-2540

               Express, registered or certified mail:
               The AARP Investment Program, 66 Brooks Drive, Braintree, MA 02184-3839

               Fax number: 1-800-821-6234 (for exchanging and selling only)
-------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

-----------------------------------------------------------------------------------
Class AARP         Exchanging into another fund     Selling shares
-----------------------------------------------------------------------------------
                   $1,000 or more to open a new     Some transactions, including
                   account ($500 or more for IRAs)  most for over $100,000, can only be ordered in writing; if
                                                    you're in doubt, see page 49
-----------------------------------------------------------------------------------
By phone           o  Call 1-800-253-2277 for       o  Call 1-800-253-2277 for
                      instructions                     instructions
-----------------------------------------------------------------------------------
Using Easy-Access  o  Call 1-800-631-4636 and       o  Call 1-800-631-4636 and
Line                  follow the instructions          follow the instructions
-----------------------------------------------------------------------------------
By mail or fax     Your instructions should         Your instructions should
(see previous      include:                         include:
page)
                   o  your account number           o  your account number

                   o  names of the funds, class     o  name of the fund, class and
                      andnumber of shares or dollar    number of shares or dollar
                      amount you want to exchange      amount you want to redeem
-----------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from an account, call
                                                       1-800-253-2277
-----------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-253-2277
-----------------------------------------------------------------------------------
On the Internet    o  Register at aarp.scudder.com  --

                   o  Go to "services and forms"

                   o  Follow the instructions for
                      making on-line exchanges
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Services For Class AARP Investors
--------------------------------------------------------------------------------

To reach us:      o  Web site aarp.scudder.com

                  o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 8 p.m. EST

                  o  Confidential fax line 1-800-821-6234, always open

                  o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

Services for      o  AARP Lump Sum Service For help in making a decision about a lump
participants:        sum distribution.

                  o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs.

                  o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress.

                  o  For more information, please call 1-800-253-2277.
---------------------------------------------------------------------------------------

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

-----------------------------------------------------------------------------------
Class S            First investment                 Additional investments
-----------------------------------------------------------------------------------
                   $2,500 or more for regular       $100 or more for regular
                   accounts                         accounts

                   $1,000 or more for IRAs          $50 or more for IRAs

                                                    $50 or more with an Automatic
                                                    Investment Plan
-----------------------------------------------------------------------------------
By mail or         o  Fill out and sign an          Send a Scudder investment slip
express               application                   or short note that includes:
(see below)
                   o  Send it to us at the          o  fund and class name
                      appropriate address, along
                      with an investment check      o  account number

                                                    o  check payable to "The Scudder
                                                       Funds"
-----------------------------------------------------------------------------------
By wire            o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                      instructions                     instructions
-----------------------------------------------------------------------------------
By phone           --                               o  Call 1-800-SCUDDER for
                                                       instructions
-----------------------------------------------------------------------------------
With an automatic  o  Fill in the information on    o  To set up regular investments
investment plan       your application and include     from a bank checking account,
                      a voided check                   call 1-800-SCUDDER
-----------------------------------------------------------------------------------
Using QuickBuy     --                               o  Call 1-800-SCUDDER
-----------------------------------------------------------------------------------
On the Internet    o  Go to "funds and prices" at   o  Call 1-800-SCUDDER to ensure
                      www.scudder.com                  you have electronic services

                   o  Print out a prospectus and a  o  Register at www.scudder.com new account application
                                                    o  Follow the instructions for
                   o  Complete and return the          buying shares with money from
                      application with your check      your bank account
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[ICON]             Regular mail:
                   The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

                   Express, registered or certified mail:
                   The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

                   Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

-----------------------------------------------------------------------------------
Class S            Exchanging into another fund     Selling shares
-----------------------------------------------------------------------------------
                   $2,500 or more to open a new     Some transactions, including
                   account ($1,000 or more for      most for over $100,000, can
                   IRAs)                            only be ordered in writing; if
                                                    you're in doubt, see page 49
                   $100 or more for exchanges
                   between existing accounts
-----------------------------------------------------------------------------------
By phone or wire   o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                      instructions                     instructions
-----------------------------------------------------------------------------------
Using SAIL(TM)     o  Call 1-800-343-2890 and       o  Call 1-800-343-2890 and
                      follow the instructions          follow the instructions
-----------------------------------------------------------------------------------
By mail,           Your instructions should         Your instructions should
express or fax     include:                         include:
(see previous
page)              o  the fund, class and account   o  the fund, class and account
                      number you're exchanging out     number from which you want to
                      of                               sell shares

                   o  the dollar amount or number   o  the dollar amount or number
                      of shares you want to exchange   of shares you want to sell

                   o  the name and class of the     o  your name(s), signature(s)
                      fund you want to exchange into   and address, as they appear on
                                                       your account
                   o  your name(s), signature(s)
                      and address, as they appear on  o  a daytime telephone number your account

                   o  a daytime telephone number
-----------------------------------------------------------------------------------
With an automatic  --                                 o  To set up regular cash
withdrawal plan                                          payments from a Scudder
                                                         account, call 1-800-SCUDDER
-----------------------------------------------------------------------------------
Using QuickSell    --                                 o  Call 1-800-SCUDDER
-----------------------------------------------------------------------------------
On the Internet    o  Register at www.scudder.com     --

                   o  Follow the instructions for
                      making on-line exchanges
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Ordinarily, your investment in Scudder GNMA Fund and Scudder Managed Municipal Bonds will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or www.scudder.com (Class S).
--------------------------------------------------------------------------------

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP Shares
--------------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
--------------------------------------------------------------------------

For Class S Shares
--------------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at 1-800-343-2890
--------------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

When you call us to sell shares, we may record the call, ask you for certain information, or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $100 or more.

Exchanges among Scudder funds are an option for shareholders who bought their fund shares directly from Scudder and many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the funds calculate share price

For each share class of each fund, the share price is the net asset value per share, or NAV. To calculate NAV, each share class of each fund uses the following equation:

     TOTAL ASSETS - TOTAL LIABILITIES
  --------------------------------------  = NAV
    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, a fund's value for a security is likely to be different from quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the funds don't price their shares.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o for Class AARP and Class S shareholders, close your account and send you the proceeds if your balance falls below $1,000; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds intend to pay dividends and distributions on the following schedule, and if necessary, may do so at other times as well:

------------------------------------------------------------------------
Scudder GNMA Fund                      monthly
------------------------------------------------------------------------
Scudder Managed Municipal Bonds        monthly
------------------------------------------------------------------------
Scudder Growth and Income Fund         quarterly*
------------------------------------------------------------------------
Scudder Capital Growth Fund            annually, December
------------------------------------------------------------------------
Scudder Small Company Stock Fund       annually, December
------------------------------------------------------------------------
Scudder Global Fund                    annually, November or December
------------------------------------------------------------------------

*        March, June, September and December

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------
o  taxable income dividends you receive from a fund
--------------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
--------------------------------------------------------------------------


Dividends from Scudder Managed Municipal Bonds are generally free from federal income tax for most shareholders. However, there are a few exceptions:

o a portion of the fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

You may be able to claim a tax credit or deduction for your share of any foreign taxes Scudder Global Fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive (except from Scudder GNMA Fund and Scudder Managed Municipal Bonds).

Notes

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

AARP Investment Program
from Scudder              Scudder Funds           SEC

PO Box 2540 Boston, MA    PO Box 2291             450 Fifth Street,
02208-2540                Boston, MA  02107-2291  N.W. Washington, D.C.
1-800-253-2277            1-800-SCUDDER           20549-0102
aarp.scudder.com          www.scudder.com         1-202-942-8090
                                                  www.sec.gov


Fund Name                                       SEC File #
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Scudder GNMA Fund                               811-4049
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Scudder Managed Municipal Bonds                 811-2671
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Scudder Growth and Income Fund                  811-43
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Scudder Capital Growth Fund                     811-43
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Scudder Small Company Stock Fund                811-43
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Scudder Global Fund                             811-4670
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                           SCUDDER CAPITAL GROWTH FUND
                        SCUDDER SMALL COMPANY STOCK FUND

               Both funds seek to provide long-term capital growth
                 while actively seeking to reduce downside risk
                        compared with other similar funds

                        Each a series of Investment Trust





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                       STATEMENT OF ADDITIONAL INFORMATION


                 Dated July 17, 2000, As Revised October 1, 2000




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         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for Scudder Capital Growth Fund and Scudder Small Company Stock Fund dated October 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


         The Annual Report to Shareholders of each Fund, dated September 30, 1999 and the unaudited Semi-Annual Report dated March 31, 2000 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                                           Page

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.................................................................1
         General Investment Objective and Policies............................................................1
         Investments..........................................................................................3
         Master/feeder Structure.............................................................................19

INVESTMENT RESTRICTIONS......................................................................................19

PURCHASES....................................................................................................21
         Additional Information About Opening an Account.....................................................21
         Additional Information About Making Subsequent Investments..........................................21
         Minimum Balances....................................................................................22
         Additional Information About Making Subsequent Investments By Quickbuy..............................22
         Checks..............................................................................................23
         Wire Transfer of Federal Funds......................................................................23
         Share Price.........................................................................................23
         Share Certificates..................................................................................23
         Other Information...................................................................................24

EXCHANGES AND REDEMPTIONS....................................................................................24
         Exchanges...........................................................................................24
         Redemption By Telephone.............................................................................25
         Redemption By Quicksell.............................................................................26
         Redemption By Mail Or Fax...........................................................................26
         Redemption-in-Kind..................................................................................27
         Other Information...................................................................................27

FEATURES AND SERVICES OFFERED BY THE FUND....................................................................27
         The No-Load Concept.................................................................................27
         Internet Access.....................................................................................28
         Dividends and Capital Gains Distribution Options....................................................28
         Transaction Summaries...............................................................................29

THE SCUDDER FAMILY OF FUNDS..................................................................................29

SPECIAL PLAN ACCOUNTS........................................................................................32
         Scudder Retirement Plans: Profit-Sharing and Money Purchase.........................................32
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and
              Self-Employed Individuals......................................................................32
         Scudder IRA: Individual Retirement Account..........................................................32
         Scudder Roth IRA: Individual Retirement Account.....................................................33
         Scudder 403(b) Plan.................................................................................33
         Automatic Withdrawal Plan...........................................................................33
         Group or Salary Deduction Plan......................................................................34
         Automatic Investment Plan...........................................................................34
         Uniform Transfers/Gifts to Minors Act...............................................................34

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS....................................................................34

PERFORMANCE INFORMATION......................................................................................35
         Average Annual Total Return.........................................................................35
         Cumulative Total Return.............................................................................36
         Total Return........................................................................................37
         Comparison of Fund Performance......................................................................37

FUND ORGANIZATION............................................................................................38

                                       i

                          TABLE OF CONTENTS (continued)

                                                                                                           Page

INVESTMENT ADVISER...........................................................................................39
         Investment Adviser..................................................................................39
         AMA InvestmentLink(SM) Program......................................................................42
         Code of Ethics......................................................................................42

TRUSTEES AND OFFICERS........................................................................................43

REMUNERATION.................................................................................................46
         Responsibilities of the Board -- Board and Committee Meetings.......................................46
         Compensation of Officers and Trustees...............................................................46

DISTRIBUTOR..................................................................................................47
         Administrative Fee..................................................................................48

TAXES........................................................................................................48

PORTFOLIO TRANSACTIONS.......................................................................................52
         Brokerage Commissions...............................................................................52
         Portfolio Turnover..................................................................................54

NET ASSET VALUE..............................................................................................54

ADDITIONAL INFORMATION.......................................................................................55
         Experts.............................................................................................55
         Other Information...................................................................................55

FINANCIAL STATEMENTS.........................................................................................56

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

         Scudder Capital Growth Fund and Scudder Small Company Stock Fund (each a "Fund," collectively, the "Funds") are each a no-load, diversified series of Investment Trust (the "Trust"), an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund and is advised by Scudder Kemper Investments, Inc. (the "Adviser"). Each Fund offers two classes of shares, Class S and Class AARP. On July 17, 2000, AARP Capital Growth Fund and AARP Small Company Stock Fund were reorganized into a newly-formed series of Investment Trust called Scudder Capital Growth Fund and Scudder Small Company Stock Fund, respectively, and all outstanding shares of each fund were redesignated as shares of Class AARP.

         Except as otherwise indicated, each Fund's objective and policies are not fundamental and may be changed without a shareholder vote. There can be no assurance that either Fund will achieve its objective. If there is a change in a Fund's investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs.

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as short selling, hedging, etc.) or a financial instrument which a Fund may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing a Fund's assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more funds, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

General Investment Objective and Policies

         Scudder Capital Growth Fund. The Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other growth mutual funds. The Fund pursues this investment objective by investing at least 65% of total assets in equities, mainly common stocks of established medium- and large-sized companies. Through a broadly diversified portfolio consisting primarily of the securities of high quality, medium- to large-sized companies with strong competitive positions in their industries and reasonable stock market valuation the Fund seeks to offer less share price volatility than many growth funds. Unlike many other diversified growth funds that typically may invest up to 5% in any one company, the fund adheres to a more restrictive policy that limits the majority of the portfolio to 3.5% of total assets in any one issuer. It may also invest in rights to purchase common stocks, the growth prospects of which are greater than most stocks but which may also have above-average market risk. The Fund may also invest in preferred stocks consistent with the Fund's objective. While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The fund does not invest in securities issued by tobacco-producing companies.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly-traded equity securities. Thus, the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. In addition, since 1945, the overall performance of common stocks has exceeded the rate of inflation. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares (see "Investment Restrictions", herein, for majority voting requirements), that the Fund will not concentrate its investments in any particular industry.

         The Fund may  invest  up to 100% of its  assets in  high-quality  money market instruments (including U.S. Treasury bills, commercial paper, certificates of deposit, and bankers' acceptances), repurchase agreements and other debt securities for temporary defensive purposes when the Fund Manager deems such a position advisable in light of economic or market conditions.

         The Fund may also invest in real estate investment trusts, futures contracts, covered call options, options on stock indices, foreign securities, and foreign currency exchange contracts.

Scudder Small Company Stock Fund. The Fund is designed to provide long-term capital growth while actively seeking to reduce downside risk compared with other small company stock funds. The Fund pursues this investment objective by investing at least 65% of total assets in common stocks of small U.S. companies with above-average long-term capital growth. The fund does not invest in securities issued by tobacco-producing companies.

         Under normal circumstances, the Fund may invest up to 5% of its assets in certain short-term fixed income securities including high-quality money market securities such as U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks and bankers' acceptances, although cash or cash equivalents are normally expected to represent less than 1% of the Fund's assets. The Fund may invest up to 20% of its assets in stock futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.

         The Fund may also invest in securities of other investment companies, such as Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Composite Stock Index ("S&P 500 Index"). There can be no assurance that this can be accomplished as it may not be possible for the trust to replicate and maintain exactly the composition and relative weightings of the component securities of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. SPDRs are also subject to risks other than those associated with an investment in a broadly based portfolio of common stocks in that the selection of the stocks included in the trust may affect trading in SPDRs, as compared with trading in a broadly based portfolio of common stocks.

         The Fund is neither sponsored by nor affiliated with Standard & Poor's.

         In pursuing its objective of long-term capital growth, the Fund normally remains substantially invested in the common stocks of small U.S. companies. Using a quantitative investment approach developed by the Fund
Manager, the Fund focuses on equity securities of companies with market capitalization below $2 billion and that the Fund Manager believes are undervalued relative to the stocks in Russell 2000 Index(R). The Russell 2000 Index(R) is a widely used measure of small stock performance. The Fund will sell securities of companies that have grown in market capitalization above this level as necessary to keep the Fund focused on small companies.

         The Fund takes a diversified approach to investing. It generally limits the majority of the portfolio to no more than 2% of its total assets in any one issuer and typically invests in over 150 securities, representing a variety of U.S. industries.

         While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or non-convertible), rights and warrants. Securities may be listed on national exchanges or traded over-the-counter. The Fund may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations, may enter into repurchase agreements and may make use of financial futures contracts and related options. The Fund may purchase and sell options or futures on stock indices for hedging purposes as a temporary investment to accommodate cash flows. The Fund may also invest in reverse repurchase agreements, real estate investment trusts, covered call options, foreign securities, and foreign currency exchange contracts.

         For temporary defensive purposes, the Fund may invest without limit in high quality money market securities, including U.S. Treasury bills, repurchase agreements, commercial paper, certificates of deposit issued by domestic and foreign branches of U.S. banks, bankers' acceptances, and other debt securities, such as U.S. government obligations and corporate debt instruments when the Fund Manager deems such a position advisable in light of economic or market conditions.

Investments

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, each Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealers (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Funds receive a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Funds agree to buy a security on a future date.

         The Funds will not use dollar rolls for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. Each Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Funds because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Funds. For example, while the Funds receive a fee as consideration for agreeing to repurchase the security, the Funds forgo the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Funds, thereby effectively charging the Funds interest on their borrowing. Further, although the Funds can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Funds' right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Funds are able to purchase them. Similarly, the Funds may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Funds, the security that the Funds are required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Funds' use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

U.S. Government Securities. U.S. Treasury securities, backed by the full faith and credit of the U.S. Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

         U.S. Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae, the Small Business Administration and the Federal Farm Credit Bank. Obligations of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to the latter group of U.S. Government instrumentalities, as it is not obligated to do so.

         Interest rates on U.S. Government obligations which the Funds may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting the current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

         Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

         Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

         Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

         The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

         Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a Trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

         Private activity bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the municipal authority derived from payments by an industrial or other non-governmental user.

         Securities purchased for either Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for the Funds' purposes to mature at the demand date.

         There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

         An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered municipal securities, may nevertheless be readily marketable. A secondary market exists for municipal securities which have publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

         For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Fund Manager on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Trust Preferred Securities. Trust Preferred Securities are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Funds of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

         If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis original issue discount on the debentures (regardless of whether the Funds receive any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds, to sell their holdings.

Tax-Exempt Custodial Receipts. Tax-exempt custodial receipts (the "Receipts") evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a financial counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to the Fund's limit on illiquid securities.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a Trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

         A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Fund Manager has determined meets the prescribed quality standards of the Fund. Therefore either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. Each Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. Neither Fund will purchase participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service satisfactory to the Trustees that interest earned by that Fund on municipal obligations on which it holds participation interests is exempt from federal income tax.

         A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

         Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Fund Manager to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Fund Manager will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Fund Manager, the interest from such participations is exempt from regular federal income tax and state income tax for each state specific fund.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker-dealers which are recognized as a reporting government securities dealer, whose creditworthiness has been determined by the Fund Manager to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by any of the nationally-recognized rating agencies including Moody's and S&P. A repurchase agreement, which provides a means for a Fund to earn income on monies for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund at the time of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. For purposes of the Investment Company Act of 1940, as amended ("1940 Act") a repurchase agreement is deemed to be a loan to the seller of the Obligation and is therefore covered by each Fund's investment restriction applicable to loans. Each repurchase agreement entered into by a Fund requires that if the market value of the Obligation becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation, on a daily basis to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. In the event that a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional securities, and the seller defaults on its obligation to repurchase, the Fund bears the risk of any drop in market value of the Obligation(s). In the event that bankruptcy or insolvency proceedings were commenced with respect to a bank or broker-dealer before its repurchase of the Obligation, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. In the case of repurchase agreements, it is not clear whether a court would consider a repurchase agreement as being owned by the particular Fund or as being collateral for a loan by the Fund. If a court were to characterize the transaction as a loan and the Fund had not perfected a security interest in the Obligation, the Fund could be required to return the Obligation to the bank's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in that transaction. The Fund Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligations.

         Securities subject to a repurchase agreement are held in a segregated account, and the amount of such securities is adjusted so as to provide a market value at least equal to the repurchase price on a daily basis.

Reverse Repurchase Agreements. Scudder Small Company Stock Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions on borrowing. The Fund will enter into reverse repurchase agreements only when the Adviser Investment Manager believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transaction may increase fluctuations in the market value of Fund assets and its yield.

Real Estate Investment Trusts. Real estate investment trusts ("REITs") are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and to maintain exemption from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

         A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk or prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

         When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Funds understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Funds intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Funds are "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

Loans of Portfolio Securities. Mutual funds may lend their portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, unless otherwise restricted by each Fund's policies (see "Investment Restrictions" on page 18). In addition, many mutual funds share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, a mutual fund's investment adviser considers all relevant factors and circumstances including the creditworthiness of the borrower. The Funds have no current intention of lending their portfolio securities, except to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objectives and policies may be deemed to be loans.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many other mutual funds and other institutional investors.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of, portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the

Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and, in connection with such options, a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if a Fund held a futures or forward contract instead of segregating cash or liquid assets, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Convertible Securities. Convertible securities include convertible bonds, notes and debentures, convertible preferred stocks, and other securities that give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities entail less credit risk than the issuer's common stock because they are considered to be "senior" to common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. They may also reflect changes in value of the underlying common stock.

Foreign Securities. The Funds may invest without limit in foreign securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions on bid to asked spreads on U.S. markets, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in most foreign countries than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, to the extent investments in foreign securities involve currencies of foreign countries, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversion between currencies.

         Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of each Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Master/feeder Structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits each Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

                             INVESTMENT RESTRICTIONS

         The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

         Each Fund has elected to be classified as a diversified series of an open-end, management investment company.

         In addition, as a matter of fundamental policy, each Fund will not:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (2) issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (4) concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

         (7) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         As a matter of nonfundamental policy, each Fund currently does not intend to:

         (a) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (b) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (d) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (g) lend portfolio securities in an amount greater than 5% of its total assets.

         The foregoing nonfundamental policies are in addition to policies otherwise stated in the Prospectus or Statement of Additional Information.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

                                    PURCHASES

Additional Information About Opening an Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 800-253-2277 for further instructions.

         The minimum initial purchase amount is less than $2,500 for Class S under certain plan accounts and is $1,000 for Class AARP.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Minimum Balances

         Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         The Funds reserve the right, following 60 days' written notice to applicable shareholders, to:

         o for Class S assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S shareholders; and

         o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

         Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days written notice to applicable shareholders.

Additional Information About Making Subsequent Investments By Quickbuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing an QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Funds do not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


         Investors interested in making subsequent investments in Class AARP should call 1-800-253-2277 or 1-800-SCUDDER for Class S for further instruction.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

         There is no sales charge in connection with the purchase of shares of any class of the Funds.

Share Certificates

         Due to the desire of the Trustee's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to a Fund's Transfer Agent for cancellation and credit to such shareholder's account.

Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

         Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

         The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status), will be returned to the investor. The Funds reserve the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (for Class S) or 1-800-253-2277 (Class AARP).

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption By Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Funds employs procedure, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By Quicksell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, Shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption By Mail Or Fax

         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.

Redemption-in-Kind

         The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by each Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder receives in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. A wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC has by order permitted such a suspension for the protection of the Trust's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a

12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because funds and classes in the Scudder Family of Funds do not pay any asset-based sales charges or service fees, Scudder uses the phrase no-load to distinguish Scudder funds and classes from other no-load funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP of shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.

Account Access -- The Adviser is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         The Adviser's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web sites. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct
Distributions  Program.  Shareholders  who elect to  participate  in the  Direct
Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's family of funds follows.


MONEY MARKET

         Scudder U.S. Treasury Money Fund

         Scudder Cash Investment Trust

         Scudder Money Market Series+

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund

TAX FREE

         Scudder Medium Term Tax Free Fund

         Scudder Managed Municipal Bonds

         Scudder High Yield Tax Free Fund

         Scudder California Tax Free Fund*

         Scudder Massachusetts Tax Free Fund*

         Scudder New York Tax Free Fund*


-----------------------------
+ The institutional class of shares is not part of the Scudder Family of Funds.
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

U.S. INCOME

         Scudder Short Term Bond Fund

         Scudder GNMA Fund

         Scudder Income Fund

         Scudder Corporate Bond Fund

         Scudder High Yield Bond Fund

GLOBAL INCOME

         Scudder Global Bond Fund

         Scudder Emerging Markets Income Fund

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio

         Scudder Pathway Series: Balanced Portfolio

         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME

         Scudder Balanced Fund

         Scudder Dividend & Growth Fund

         Scudder Growth and Income Fund

         Scudder Select 500 Fund

         Scudder S&P 500 Index Fund

U.S. GROWTH

     Value

         Scudder Large Company Value Fund

         Scudder Value Fund**

         Scudder Small Company Stock Fund

         Scudder Small Company Value Fund

-----------------------------
**       Only the Scudder Shares are part of the Scudder Family of Funds.

     Growth

         Scudder Capital Growth Fund

         Scudder Classic Growth Fund**

         Scudder Large Company Growth Fund

         Scudder Select 1000 Growth Fund

         Scudder Development Fund

         Scudder 21st Century Growth Fund

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund

         Scudder International Fund***

         Scudder Global Discovery Fund**

         Scudder Emerging Markets Growth Fund

         Scudder Gold Fund

     Regional

         Scudder Greater Europe Growth Fund

         Scudder Pacific Opportunities Fund

         Scudder Latin America Fund

         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series

         Scudder Health Care Fund

         Scudder Technology Fund


-----------------------------
**       Only the Scudder  Shares are part of the Scudder  Family of Funds.
***      Only the International Shares are part of the Scudder Family of Funds.

         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890 for Class S shares or 1-800-253-2277 for Class AARP shares.

         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase

         Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for
Corporations and Self-Employed Individuals

         Shares of a Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

         Shares of a Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

         Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments in all classes through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class R and Class S shares.

         Shareholders may arrange to make periodic investments in Class AARP of each Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open a Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 a month if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         Each Fund intends to follow the practice of distributing all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the shareholders may then be asked to claim a credit against their federal income tax liability. (See "TAXES.") If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         Earnings and profits distributed to shareholders on redemptions of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

         The Funds intend to distribute dividends from their net investment income annually in December. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

         Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (See "TAXES"), whether made in shares or cash.

         Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION

         From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be calculated in the following manner for each Fund:

Average Annual Total Return

         Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:
                    P        =      a hypothetical initial investment of $1,000
                    T        =      Average Annual Total Return
                    n        =      number of years
                    ERV      =      ending  redeemable  value:  ERV  is the
                                    value,   at  the  end  of  the  applicable
                                    period,    of   a   hypothetical    $1,000
                                    investment made at the beginning of the applicable period.

        Average Annual Total Returns for the Period Ended March 31, 2000

                                                                         Total Return
                                                                         ------------

                                                Six Months      One Year
                                                   Ended          Ended      Five Years Ended  Ten Years Ended
                                                  03/31/00      03/31/00         03/31/00         03/31/00
                                                  --------      --------         --------         --------

Class AARP of Scudder Capital Growth Fund *          28.25         33.74           28.12             17.80
Class AARP of Scudder Small Company                  -0.22          9.04           N/A               N/A
Stock Fund *+

* On July 17, 2000, the funds were reorganized from AARP Growth Trust into two newly created series of Investment Trust. The performance of Class AARP in the bar chart and table reflects performance from when the funds were AARP Capital Growth Fund and AARP Small Company Stock Fund, each a series of AARP Growth Trust.

+ AARP Small Company Stock Fund commenced operations on February 1, 1997 and, as of March 31, 2000, had life of fund annual total returns of 9.04%.

         Note: If the Adviser had not maintained expenses, the total returns would have been lower.

         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative Total Return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative Total Return is calculated by finding the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (Cumulative Total Return is then expressed as a percentage):

                                 C = (ERV/P) - 1

Where:
                    C        =      Cumulative Total Return
                    P        =      a hypothetical initial investment of $1,000
                    ERV      =      ending  redeemable  value:  ERV  is the
                                    value,   at  the  end  of  the  applicable
                                    period,    of   a   hypothetical    $1,000
                                    investment made at the beginning of the applicable period.

          Cumulative Total Returns for the Period Ended March 31, 2000

                                                                              Total Return
                                                                              ------------
                                                      Six Months      One Year       Five Years
                                                         Ended          Ended           Ended       Ten Years Ended
                                                       03/31/00       03/31/00        03/31/00         03/31/00
                                                       --------       --------        --------         --------

Class AARP of Scudder Capital Growth Fund*                28.25          33.74          245.16           414.67
Class AARP of Scudder Small Company Stock Fund *+         -0.22           9.04           N/A              N/A

* On July 17, 2000, the funds were reorganized from AARP Growth Trust into two newly created series of Investment Trust. The performance of Class AARP in the bar chart and table reflects performance from when the funds were AARP Capital Growth Fund and AARP Small Company Stock Fund, each a series of AARP Growth Trust.

+ AARP Small Company Stock Fund commenced operations on February 1, 1997 and, as of March 31, 2000, had life of fund cumulative total returns of 19.83%.

         Note: If the Adviser had not maintained expenses, the total returns would have been lower.

Total Return

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as Cumulative Total Return.

Comparison of Fund Performance

         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Funds also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

         From time to time, in marketing and other Fund literature, Trustees and officers of a Fund, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                                FUND ORGANIZATION

         Each Fund is a diversified series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective May 15, 1991, from Scudder Growth and Income Fund, and on June 10, 1998 from Scudder Investment Trust. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's shares are currently divided into nine series, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Classic Growth Fund, Scudder S&P 500 Index Fund, Scudder Dividend & Growth Fund, Scudder Tax Managed Growth Fund, Scudder Tax Managed Small Company Fund, Scudder Capital Growth Fund and Scudder Small Company Stock Fund.

         The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of a Fund has equal rights with each other share of a Fund as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust and redeemable as described in this combined Statement of Additional Information and in the Funds' prospectus.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to other series.

         The Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

         The Declaration of Trust provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of a Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that a Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of a Fund. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

                               INVESTMENT ADVISER

Investment Adviser

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Funds. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for a fund and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

         In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

         The present investment management agreements (the "Agreements") were approved by the Trustees on February 7, 2000. The Agreements will continue in effect until September 30, 2001and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the respective Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

         Under each agreement, the Adviser regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with that Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of each Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Funds.

         Under the Agreements, the Adviser renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Securities and Exchange Commission (the "Commission" or "SEC") and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those of attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.


         For these services Scudder Capital Growth Fund pays the Adviser 0.58% of the first $3 billion of average daily net assets, 0.555% of the next $1 billion and 0.530% thereafter, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


         For these services Scudder Small Company Stock Fund pays the Adviser 0.750% of average daily net assets of the first $500 million, then 0.700% of the net assets for the next $500 million and 0.650% thereafter, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

Prior to July 17, 2000 each Fund was considered an "AARP Fund", and for investment management services each Fund paid the Adviser a monthly fee consisting of a base fee and an individual fund fee. The base fee was based on average daily net assets of all AARP Funds, as follows:

           Program Assets                     Annual Rate at Each
             (Billions)                           Asset Level
             ----------                           -----------
              First $2                                0.35%
              $2-$4                                   0.33
              $4-$6                                   0.30
              $6-$8                                   0.28
              $8-$11                                  0.26
              $11-$14                                 0.25
              Over $14                                0.24

         All AARP Funds paid a flat individual fund fee monthly based on the average daily net assets of that Fund. The individual Fund fees for AARP Capital Growth Fund and AARP Small Company Stock Fund were 0.32% and 0.55%, respectively.

         The advisory fees from the Management Agreement for the three fiscal years ended September 30, 1997, 1998 and 1999 were as follows for Class AARP (formerly AARP Capital Growth Fund) of Scudder Capital Growth Fund: $6,053,108, $7,953,203 and $9,574,273, respectively. The advisory fees from the Management Agreement for the three fiscal years ended September 30, 1997, 1998 and 1999 were as follows for Class AARP (formerly AARP Small Company Stock Fund) of Scudder Small Company Stock Fund: $111,376, $718,086 and $721,832, respectively.

         Under the Agreements each Fund is responsible for all of its other expenses including: fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Trust with respect thereto.

         The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trusts' investment products and services.

         In reviewing the terms of each Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of each Fund who are not "interested persons" of the Adviser are represented by independent counsel at the Fund's expense.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under each Agreement.

         The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.


         Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.


AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

         The Funds, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------


Henry P. Becton, Jr. (56)         Trustee                 President, WGBH Educational Foundation            --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (48)+*          President and Trustee   Managing Director of Scudder Kemper     Director and Senior
                                                          Investments, Inc.                       Vice President

Dawn-Marie Driscoll (53)          Trustee                 Executive Fellow, Center for Business             --
4909 SW 9th Place                                         Ethics, Bentley College; President,
Cape Coral, FL  33914                                     Driscoll Associates

Edgar R. Fiedler (70)             Trustee                 Senior Fellow and Economic Counselor,             --
50023 Brogden                                             The Conference Board, Inc.
Chapel Hill, NC                                           (Not-for-profit business research
                                                          organization)

Keith R. Fox (45)                 Trustee                 General Partner, Exeter Group of Funds            --
10 East 53rd Street
New York, NY  10022

                                       43

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Joan E. Spero (55)                Trustee                 President, Doris Duke Charitable                  --
Doris Duke Charitable Foundation                          Foundation; Department of State -
650 Fifth Avenue                                          Undersecretary of State for Economic,
New York, NY  10128                                       Business and Agricultural Affairs
                                                          (March 1993 to January 1997)

Jean Gleason Stromberg (56)       Trustee                 Consultant; Director, Financial                   --
3816 Military Road, NW                                    Institutions Issues, U.S. General
Washington, D.C.                                          Accounting Office (1996-1997);
                                                          Partner, Fulbright & Jaworski Law
                                                          Firm (1978-1996)

Jean C. Tempel (56)               Trustee                 Managing  Director, First Light                   --
One Boston Place 23rd Floor                               Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (45)*            Trustee                 President and CEO, AARP Services, Inc.            --
601 E. Street, NW
7th Floor
Washington, D.C. 20004

Thomas V. Bruns (43) ***          Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.
William F. Glavin (41)+           Vice President          Managing Director of Scudder Kemper     Vice President
                                                          Investments, Inc.

James E. Masur (40) +             Vice President          Senior Vice President of Scudder        None
                                                          Kemper Investments, Inc.

Kathryn L. Quirk (47)++           Vice President and      Managing Director of Scudder Kemper     Director, Senior Vice
                                  Assistant Secretary     Investments, Inc.                       President, Chief Legal
                                                                                                  Officer and Assistant
                                                                                                  Clerk

Howard Schneider (43) +           Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.

Ann M. McCreary (43) ++           Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.

John R. Hebble (42)+              Treasurer               Senior Vice President of Scudder        Assistant Treasurer
                                                          Kemper Investments, Inc.

Brenda Lyons (37)+                Assistant Treasurer     Senior Vice President of Scudder        None
                                                          Kemper Investments, Inc.

                                       44

                                                                                                  Position with
                                                                                                  Underwriter,
                                                                                                  Scudder Investor
Name, Age, and Address            Position with Fund      Principal Occupation**                  Services, Inc.
----------------------            ------------------      --------------------                    --------------

Caroline Pearson (38)+            Assistant Secretary     Senior Vice President of Scudder        Clerk
                                                          Kemper Investments, Inc.; Associate,
                                                          Dechert Price & Rhoads (law firm)
                                                          1989 - 1997

John Millette (37)+               Vice President and      Vice President of Scudder Kemper                  --
                                  Secretary               Investments, Inc.

Bruce F. Beaty (41)++             Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.

James M. Eysenbach (38)#          Vice President          Vice President, Scudder Kemper          None
                                                          Investments, Inc.

William F. Gadsden (45)++         Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.

Valerie F. Malter (41)++          Vice President          Managing Director of Scudder Kemper     None
                                                          Investments, Inc.

Kathleen T. Millard (39)+         Vice President          Managing Director, Scudder Kemper       None
                                                          Investments, Inc.


* Ms. Coughlin and Mr. Zaleznick are considered by the Funds and their counsel to be persons who are "interested persons" of the Adviser or of the Trust, within the meaning of the Investment Company Act of 1940, as amended.
** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
+        Address: Two International Place, Boston, Massachusetts
++       Address:  345 Park Avenue, New York, New York

#        Address: 101 California Street Suite 4100 San Francisco, California
***      Address: 222 South Riverside Plaza, Chicago, Illinois


         The Trustees and officers of the Fund also serve in similar capacities with respect to other Scudder funds.


         As of September 1, 2000, all Trustees and Officers of Scudder Capital Growth Fund and Scudder Small Company Stock Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares.

         To the best of the Fund's knowledge, as of August 31, 2000, except at stated below, no person owned of record more than 5% or more of the outstanding shares of any class of any Fund. They may be deemed to be the beneficial owner of certain of these shares.

---------------------------- -------------------------- -------------- ---------------------- ------------------------
Name                         Fund                       Class          Shares                 Percentage
----                         ----                       -----          ------                 ----------
---------------------------- -------------------------- -------------- ---------------------- ------------------------

---------------------------- -------------------------- -------------- ---------------------- ------------------------
State Street Bank and        Small Company Stock        AARP           372,723                13.56%
Trust, Custodian
---------------------------- -------------------------- -------------- ---------------------- ------------------------

                                       45

---------------------------- -------------------------- -------------- ---------------------- ------------------------
Name                         Fund                       Class          Shares                 Percentage
----                         ----                       -----          ------                 ----------
---------------------------- -------------------------- -------------- ---------------------- ------------------------

---------------------------- -------------------------- -------------- ---------------------- ------------------------
AARP Managed Investment
Portfolio:
Diversified Growth
1 Heritage Drive
Quincy, MA 02171
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Elgin National Ind., Inc.    Capital Growth             S              28,873                 31.15%
Master Savings and 401K
Plan
2001 Butterfield Road
Downers Grove, IL
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Element K 401K Plan          Capital Growth             S              21,638                 23.34%
500 Canal View Blvd.
Rochester, NY
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Element K Press 401K Plan    Capital Growth             S              10,056                 10.85%
500 Canal View Blvd.
Rochester, NY
---------------------------- -------------------------- -------------- ---------------------- ------------------------
Supply North Central         Capital Growth             S              22,072                 23.81%
Group, Inc.
401K and Profit Sharing
Plan
5161 Jackson Road
Ann Arbor, MI 48103
---------------------------- -------------------------- -------------- ---------------------- ------------------------




                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees


         Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as Lead Trustee receives additional compensation for his or her services. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees'
educational seminars or conferences, service on industry or association committees, participation as speakers at Trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


         The Independent Trustees also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules.


         On July 17, 2000, each fund was reorganized from a series of AARP Growth Trust into Class AARP of a newly created series of Investment Trust. The following table shows the aggregate compensation received by each Independent Trustee of Investment Trust (the new Trust for each fund) during 1999 and from all of the Scudder funds as a group.


                  Name                               Investment Trust**                       All Scudder Funds
                  ----                               ----------------                         -----------------
Henry P. Becton, Jr.*                                    $31,155                             $140,000 (30 funds)
Dawn-Marie Driscoll*                                     $33,218                             $150,000 (30 funds)
Edgar R. Fiedler                                         $0                                  $73,230 (29 funds)+
Keith R. Fox*                                            $0                                  $160,325 (23 funds)
Joan E. Spero*                                           $0                                  $175,275 (23 funds)
Jean Gleason Stromberg                                   $0                                  $40,935 (16 funds)
Jean C. Tempel*                                          $31,025                             $140,000 (30 funds)

* Newly-elected Trustee. On July 11, 2000, shareholders of each fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.

** In 1999, Investment Trust consisted of eight funds: Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Classic Growth Fund, Scudder S&P 500 Index Fund, Scudder Real Estate Investment Fund, Scudder Dividend and Growth Fund, Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund.

+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.

         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                                   DISTRIBUTOR

         The Trust, on behalf of each Fund, has an underwriting agreement Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on February 7, 2000.

         Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Commission of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of customer service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both a Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 plan is in effect which provides that each Fund shall bear some or all of such expenses.

         Note: Although the Trust currently has no 12b-1 Plan with respect to the Funds and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

         As agent, the Distributor currently offers a Fund's shares on a continuous basis to investors in all states. The Underwriting Agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

Administrative Fee


         Each Fund has entered into administrative services agreements with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Funds (other than those provided by Scudder Kemper under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for Scudder Capital Growth Fund and 0.45% of average daily net assets for Scudder Small Company Stock Fund. One effect of these arrangements is to make each

Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.


         Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Funds pursuant to separate agreements with the Funds. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Funds and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Funds. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Funds, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax, and related services. Dechert acts as general counsel for each Fund.

         Scudder Kemper will pay the Service Providers for the provision of their services to the Funds and will pay other Funds' expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay Scudder Kemper an Administrative Fee.

         The Administration Agreement has an initial term of three years, subject to earlier termination by the Funds' Board. The fee payable by the Funds to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Funds' custodian for cash balances.

         Certain expenses of the Funds will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

                                      TAXES

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute, and has qualified as such since its inception. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, that Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by that Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise a substantial part of a Fund's gross income. To the extent that such dividends constitute a portion of that Fund's gross income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of that Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of that Fund are deemed to have been held by that Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Equity options (including covered call options on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on that Fund's holding period for the option, and in the case of an exercise of a put option, on that Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in that Fund's portfolio. If that Fund writes a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option written by a Fund is not a taxable transaction for that Fund.

         Many futures contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on futures contracts and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of that Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of a Fund which consist of at least one stock and at least one other position with respect to a related security which substantially diminishes that Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by that Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or non-equity option governed by Section 1256 which substantially diminishes that Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if that Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of that Fund's taxable year, if certain conditions are met.

         Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, that Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though that Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of that Fund which must be distributed to shareholders in order to maintain the qualification of that Fund as a regulated investment company and to avoid federal income tax at the level of that Fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.

         Each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Dividend and interest income received by a Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders of a Fund may be subject to state and local taxes on distributions received from that Fund and on redemptions of that Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         Each Fund is organized as a series of a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that it qualifies as a regulated investment company for federal income tax purposes.

         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or a Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

         Although certain research services from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

         The Trustees review, from time to time, whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable.

         For each year of the fiscal years ended September 30, 1997, 1998 and 1999, Class AARP of Scudder Capital Growth Fund (formerly AARP Capital Growth
Fund) paid total brokerage commissions of $734,958, $1,239,270 and $1,895,753, respectively. For the fiscal year ended September 30, 1999, $1,529,053 (80.66%) of the total brokerage commissions paid by AARP Capital Growth Fund resulted from orders for transactions placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $2,157,351,250, of which $1,721,527,653 (79.80% of all brokerage transactions) were transactions which included research commissions. The balance of such brokerage was not allocated to a particular broker or dealer with regard to the above-mentioned or other special factors.

         For the fiscal period February 1, 1997 (commencement of operations) until September 30, 1997, Class AARP of Scudder Small Company Stock Fund (formerly AARP Small Company Stock Fund) paid total brokerage commissions of $37, and for the fiscal years ended September 30, 1998 and 1999 paid brokerage commissions of $106,149 and $78,436, respectively. For the fiscal year ended September 30, 1999, $73,784 (94%) of the total brokerage commissions paid by AARP Small Company Stock Fund resulted from orders for transactions placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research information to the Fund or the Adviser. The amount of such transactions aggregated $67,964,040, of which $60,424,485 (88.91% of all brokerage transactions) were transactions which included research commissions. The balance of such brokerage was not allocated to a particular broker or dealer with regard to the above-mentioned or other special factors.

Portfolio Turnover

         Scudder Capital Growth Fund's (formerly AARP Capital Growth) average annual portfolio turnover rate, i.e. the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less), for the fiscal years ended September 30, 1997, 1998 and 1999 was 39.04%, 53.18% and 68.10%. For the period February 1, 1997
(commencement of operations) to September 30, 1997 and the fiscal years ended September 30, 1998 and 1999, Scudder Small Company Stock Fund (formerly AARP

Small Company Stock Fund) had an annualized portfolio turnover rate of 5.01%, 12.4% and 17.4%, respectively. Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds' shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet the Fund's objective.

                                 NET ASSET VALUE


         The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money-market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money-market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Trust's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The financial highlights of each Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax, and related services.

Other Information

         Many of the investment changes in the Funds will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Funds. These transactions will reflect investment decisions made by the Adviser in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The CUSIP number of Scudder Capital Growth Fund Class S is 460965-825.

         The  CUSIP  number  of  Scudder  Capital  Growth  Fund  Class  AARP  is
460965-833.

         The CUSIP number of Scudder Small Company Stock Fund Class S is 460965-791.

         The CUSIP number of Scudder Small Company Stock Fund Class AARP is 460965-817.

         Each Fund has a fiscal year end of September 30.

         Each Fund employs  State Street Bank and Trust  Company as Custodian.


         The law firm of Dechert acts as general counsel to the Funds.


         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for each Fund. Prior to the implementation of the Administration Agreements, each Fund paid Scudder Fund Accounting an annual fee equal to 0.025% on the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million up to and including $1 billion, and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges. For the fiscal year ended September 30, 1999, SFAC charged Class AARP of Scudder Capital Growth Fund $144,450, of which $12,214 remained unpaid as of September 30, 1999. For the years ended September 30, 1998 and 1997, SFAC charged Class AARP of Scudder Capital Growth Fund $129,318 and $110,317, respectively. For the fiscal year ended September 30, 1999, SFAC charged Class AARP of Scudder Small Company Stock Fund $42,175, of which $2,861 remained unpaid as of September 30, 1999. For the years ended September 30, 1998 and 1997, SFAC charged Class AARP of Scudder Small Company Stock Fund $50,709 and $25,445, respectively.

          Scudder Service Corporation ("Service Corporation", or "SSC"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, a subsidiary of the Adviser, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreements, each Fund paid Service Corporation an annual fee of $26.00 for each account maintained for a participant. For the year ended September 30, 1999, Class AARP of Scudder Capital Growth Fund was charged $2,823,393, of which $211,407 remained unpaid as of September 30, 1999. For the years ended September 30, 1998 and 1997, Class AARP of Scudder Capital Growth Fund was charged $2,369,216 and $1,889,072, respectively, by SSC. For the year ended September 30, 1999, Class AARP of Scudder Small Company Stock Fund was charged $327,749 by SSC, of which $12,364 remained unpaid as of September 30, 1999. For the years ended September 30, 1998 and 1997, Class AARP of Scudder Small Company Stock Fund was charged $435,353 and $93,491, respectively, by SSC.

         Scudder Trust Company ("STC"), an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays Scudder Trust Company an annual fee of $23.50 per shareholder account. For the fiscal years ended September 30, 1999 and September 30, 1998, the Funds did not incur any fees.

         The Funds or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests generally are held in an omnibus account.

         The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which each Fund has filed with the Commission under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the Commission in Washington, D.C.

         This Statement of Additional Information combines the information of both Scudder Capital Growth Fund and Scudder Small Company Stock Fund. Each Fund, through its individual prospectus, offers only its own shares, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of the Trust have considered this, and have approved the use of a combined Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio, of Class AARP of AARP Capital Growth Fund and Class AARP of AARP Small Company Stock Fund, together with the Report of Independent Accountants, and Financial Highlights, are incorporated by reference in the Annual Report to the Shareholders of the AARP Funds dated 09/30/1999 as filed with the Securities and Exchange Commission for AARP Growth Trust on Form N-30D on December 3, 1999, and the unaudited Semi-Annual Report to the Shareholders of the AARP Funds dated 03/31/00 as filed with the Securities and Exchange Commission for AARP Growth Trust on Form N-30D on May 26, 2000 and are hereby deemed to be a part of this Statement of Additional Information.

                         SCUDDER GROWTH AND INCOME FUND

                     Class AARP, Class S and Class R Shares


                          A series of Investment Trust



                    A No-Load (No Sales Charges) Diversified
                     Mutual Fund Seeking Long-Term Growth of
                           Capital, Current Income and
                     Growth of Income While Actively Seeking
                       to Reduce Downside Risk as Compared
                       with Other Growth and Income Funds







--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 12, 2000

                           As Revised October 1, 2000





--------------------------------------------------------------------------------




         This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Growth and Income Fund dated October 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

         The Annual Report to Shareholders of Scudder Growth and Income Fund dated December 31, 1999 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. The Annual Report may be obtained without charge by calling 1-800-SCUDDER.

                                TABLE OF CONTENTS
                                                                           Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES.................................1
         General Investment Objective and Policies...........................1
         Master/feeder structure.............................................2
         Investment Restrictions............................................14

PURCHASES...................................................................15
         Additional Information About Opening An Account....................15
         Minimum Balances...................................................15
         Additional Information About Making Subsequent
              Investments...................................................16
         Additional Information About Making Subsequent
              Investments by QuickBuy.......................................16
         Checks.............................................................17
         Wire Transfer of Federal Funds.....................................17
         Share Price........................................................17
         Share Certificates.................................................17
         Other Information..................................................18

EXCHANGES AND REDEMPTIONS...................................................18
         Exchanges..........................................................18
         Redemption by Telephone............................................19
         Redemption by QuickSell............................................20
         Redemption by Mail or Fax..........................................20
         Redemption-In-Kind.................................................21
         Other Information..................................................21

FEATURES AND SERVICES OFFERED BY THE FUND...................................22
         The No-Load Concept................................................22
         Internet access....................................................22
         Dividend and Capital Gain Distribution Options.....................23
         Diversification....................................................23
         Reports to Shareholders............................................23
         Transaction Summaries..............................................23

THE SCUDDER FAMILY OF FUNDS.................................................23

SPECIAL PLAN ACCOUNTS.......................................................26
         Scudder Retirement Plans: Profit-Sharing and Money
              Purchase Pension Plans for Corporations and
              Self-Employed Individuals.....................................26
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan
              for Corporations and Self-Employed Individuals................26
         Scudder IRA: Individual Retirement Account.........................26
         Scudder Roth IRA: Individual Retirement Account....................27
         Scudder 403(b) Plan................................................28
         Automatic Withdrawal Plan..........................................28
         Group or Salary Deduction Plan.....................................28
         Automatic Investment Plan..........................................28
         Uniform Transfers/Gifts to Minors Act..............................29

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS....................................29

PERFORMANCE INFORMATION.....................................................29
         Average Annual Total Return........................................29
         Cumulative Total Return............................................30
         Total Return.......................................................31
         Comparison of Fund Performance.....................................31

                                                                          Page

FUND ORGANIZATION...........................................................32

INVESTMENT ADVISER..........................................................33
         AMA InvestmentLink(SM) Program.....................................36
         Code of Ethics.....................................................36

TRUSTEES AND OFFICERS.......................................................37

REMUNERATION................................................................39
         Responsibilities of the Board -- Board and Committee
              Meetings......................................................39
         Compensation of Officers and Trustees..............................40

DISTRIBUTOR.................................................................40
         Administrative Fee.................................................42

TAXES.......................................................................42

PORTFOLIO TRANSACTIONS......................................................46
         Brokerage Commissions..............................................46
         Portfolio Turnover.................................................47

NET ASSET VALUE.............................................................47

ADDITIONAL INFORMATION......................................................48
         Experts............................................................48
         Shareholder Indemnification........................................48
         Other Information..................................................48

FINANCIAL STATEMENTS........................................................50

          THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

General Investment Objective and Policies

         Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust"), an open-end management investment company which continuously offers and redeems its shares. It is a company of the type commonly known as a mutual fund.


         The Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The managers use analytical tools to monitor actively the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries. The portfolio managers' attempts to manage downside risk may reduce performance in a strong market. In addition, Scudder Growth and Income Fund does not invest in securities issued by tobacco-producing companies.

         Scudder Growth and Income Fund offers three classes of shares: Class AARP, Class S and Class R Shares to provide investors with different purchase options. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of AARP.


          Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments (the "Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds, but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

         The Fund invests primarily in equities, mainly common stocks. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

         The Fund attempts to achieve its investment objective by investing in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which, the fund's management believes, offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Fund's investment adviser feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized. The Fund may invest in foreign securities, real estate investment trusts, Standard and Poor's Depository Receipts, illiquid securities, repurchase agreements and reverse repurchase agreements. It may also loan securities and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

         The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Master/feeder structure

         The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure fund as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid Securities. The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by the Adviser in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indices or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


         Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.


DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indices. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission (the "SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

         The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").

Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

         Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts. (See "Currency Transactions" for more information.)

         To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of that Fund's investment performance.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers and are required to be secured continuously by collateral in cash, U.S. Government Securities and liquid high grade debt obligations maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed by the Adviser to be of good standing. The value of the securities loaned will not exceed 30% of the value of the Fund's total assets at the time any loan is made.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.


Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System and any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P").


         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the Fund acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such obligations kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of its sale of the securities underlying the repurchase agreement to a third party are less than the repurchase price. To protect against such potential loss, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund will maintain a segregated account, as described under "Use of Segregated and Other Special Accounts" in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. The Fund will enter into a reverse repurchase agreement only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

         Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.


         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


         The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.


         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Investment Restrictions

         Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the Fund involved which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

         Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         As a matter of fundamental policy, the Fund may not:

         (a)      borrow  money,  except as permitted  under the 1940 Act and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction from time to time;

         (b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (c)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;


         (f) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or


         (g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The Fund may not, as a nonfundamental policy:

         (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

         (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

         (7) lend portfolio securities in an amount greater than 30% of its total assets.

                                    PURCHASES


         The following information applies only to Class S and Class AARP shares of the Fund. For more information on how to purchase Class R Shares of the Fund, contact your plan administrator/plan representative.


Additional Information About Opening An Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and members of their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly. Investors interested in investing in Class AARP should call 1-800-253-2277 for further instructions.

         The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.


Minimum Balances


         Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. These amounts may be changed by the Fund's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


         The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

         o for Class S, assess an annual $10 per Fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

         o for Class AARP and Class S, redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.


         Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy


         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Investors interested in making subsequent investments in Class AARP of the Fund should call 1-800-253-2277 for further information.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S.
funds and must be drawn on, or payable through, a U.S. bank.


         If shares of the Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately, and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.


The following information applies to Class AARP, Class S and Class R Shares of the Fund.


Share Price


         Purchases will be filled without sales charge at the net asset value per share next computed after the receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

         There is no sales charge in connection with the purchase of shares of any class of the Fund.


Share Certificates


         Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

         All issued and outstanding shares of what were formerly AARP Funds that were subsequently reorganized into existing Scudder Funds were simultaneously cancelled on the books of the AARP Funds. Share certificates representing interests in shares of the relevant AARP Fund will represent a number of shares of Class AARP of the relevant Scudder Fund into which the AARP Fund was reorganized. Class AARP shares of each fund will not issue certificates representing shares in connection with any reorganization.

Other Information


         The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

         The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

         The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company or personal holding company, subject to the requirements of the 1940 Act.


                            EXCHANGES AND REDEMPTIONS


         The following information applies only to Class AARP and Class S shares of the Fund. For more information on how to exchange or redeem Class R Shares of the Fund, contact your plan administrator/plan sponsor.


Exchanges


         Exchanges are comprised of a redemption from one Scudder Fund and purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in another Fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new Fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.


         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.


         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder Fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-225-5163 (Class S) or 1-800-253-2277 (Class
AARP).


         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone


         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their pre-designated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a)      NEW INVESTORS  wishing to establish  the telephone  redemption
                  privilege  must  complete  the  appropriate   section  on  the
                  application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.


         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in retirement accounts.


         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve bank wire to the bank account designated on the application unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5.00 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their banks and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared, which may take up to seven business days.


Redemption by QuickSell


         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program, may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by Mail or Fax


         Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays in payment of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.


         The requirements for IRA redemptions are different from those for regular accounts. For more information please call 1-800-225-5163.

         The following information applies to Class AARP, Class S and Class R Shares of the Fund.


Redemption-In-Kind


         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


Other Information


         For Class AARP and Class S only: Clients, officers or employees of the Adviser or of an affiliated organization and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct repurchase requests to the Trust through the Distributor at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax or telephone. A two-part confirmation will be mailed out promptly after receipt of the redemption request. A written request in good order as described above and any certificates with a proper signature guarantee(s), as described in the Fund's prospectus under "Transaction information -- Redeeming shares -- Signature guarantee", should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. The Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         The following information applies to all share classes:

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Trust does not impose a redemption or repurchase charge although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")


         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.


         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist.

           FEATURES AND SERVICES OFFERED BY THE FUND

The No-Load Concept


         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.


         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         Investors are encouraged to review the fee tables of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.


         The following information applies only to Class AARP and Class S shares of the Fund. For information regarding account access for Class R Shares, please contact your plan administrator/ plan representative.


Internet access


World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. The address for Class AARP shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provide access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software and request literature on funds.


Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.


         The Adviser's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder

Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividend and Capital Gain Distribution Options


         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the same class of the Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

         Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the Fund.

         Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct
Distributions  Program.  Shareholders  who elect to  participate  in the  Direct
Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.


         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.


         For Class R Shares only: Any dividends from net investment income or distributions from realized capital gains are automatically reinvested in additional Class R Shares of the Fund. Reinvestment is usually made at the closing net asset value determined on the business day following the record date.


Diversification

         Your investment represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks associated with concentrating in fewer securities or in a specific market sector.

Reports to Shareholders

         The Fund issues to its shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants. These include a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights for the Fund.

Transaction Summaries


         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. For Class R Shares of the Fund, contact your plan administrator/plan representative.

         The following information applies only to Class S and Class AARP of the Fund


                           THE SCUDDER FAMILY OF FUNDS

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's funds follows.


MONEY MARKET

         Scudder U.S. Treasury Money Fund

         Scudder Cash Investment Trust

         Scudder Money Market Series+

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund

TAX FREE

         Scudder Medium Term Tax Free Fund

         Scudder Managed Municipal Bonds

         Scudder High Yield Tax Free Fund

         Scudder California Tax Free Fund*

         Scudder Massachusetts Tax Free Fund*

         Scudder New York Tax Free Fund*

U.S. INCOME

         Scudder Short Term Bond Fund

         Scudder GNMA Fund

         Scudder Income Fund

         Scudder Corporate Bond Fund

------------------------------------------
+ The institutional class of shares is not part of the Scudder Family of Funds.
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder High Yield Bond Fund

GLOBAL INCOME

         Scudder Global Bond Fund

         Scudder Emerging Markets Income Fund

ASSET ALLOCATION

         Scudder Pathway Series: Conservative Portfolio

         Scudder Pathway Series: Balanced Portfolio

         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME

         Scudder Balanced Fund

         Scudder Dividend & Growth Fund

         Scudder Growth and Income Fund

         Scudder Select 500 Fund

         Scudder S&P 500 Index Fund

U.S. GROWTH

     Value

         Scudder Large Company Value Fund

         Scudder Value Fund**

         Scudder Small Company Stock Fund

         Scudder Small Company Value Fund

     Growth

         Scudder Capital Growth Fund

         Scudder Classic Growth Fund**

         Scudder Large Company Growth Fund

---------------------------------
** Only the Scudder Shares are part of the Scudder Family of Funds.

         Scudder Select 1000 Growth Fund

         Scudder Development Fund

         Scudder 21st Century Growth Fund

GLOBAL EQUITY

     Worldwide

         Scudder Global Fund

         Scudder International Fund***

         Scudder Global Discovery Fund**

         Scudder Emerging Markets Growth Fund

         Scudder Gold Fund

     Regional

         Scudder Greater Europe Growth Fund

         Scudder Pacific Opportunities Fund

         Scudder Latin America Fund

         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series

         Scudder Health Care Fund

         Scudder Technology Fund



         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net

----------------------------
*** Only the International Shares are part of the Scudder Family of Funds.

asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.


         Certain Scudder funds or classes of Scudder Funds may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

         The following information applies only to Class AARP and Class S shares of the Fund


                              SPECIAL PLAN ACCOUNTS

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.


Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals


         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for
Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.


Scudder IRA: Individual Retirement Account


         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2000 is phased out if the individual has gross income between $32,000 and $42,000 and is single, if the individual has gross income between $52,000 and $62,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.


Scudder Roth IRA: Individual Retirement Account


         Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent 10 days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP.


Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust, and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan


         Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

         Shareholders may arrange to make periodic investments in Class AARP of the Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Account investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.


         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

            DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


         For Class R Shares only: Any dividends from net investment income or distributions from realized capital gains are automatically reinvested in additional Class R Shares of the Fund. Reinvestment is usually made at the closing net asset value determined on the business day following the record date.


         The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability.

         If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Internal Revenue Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

         The Fund intends to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December each year. Distributions of net capital gains realized during each fiscal year will be made annually before the end of the Fund's fiscal year on December 31. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.


         Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless, for Class S and Class AARP shareholders only, a shareholder has elected to receive cash, in which case a check will be sent.


                             PERFORMANCE INFORMATION


         From time to time, quotations of the Fund's Class AARP, Class S and Class R Shares performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manners:


Average Annual Total Return


         Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations under its current investment objective), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the shares of the Fund by class and assume that all dividends and capital gains distributions during the respective periods were reinvested in the same class. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

      Where:

         T     =    Average Annual Total Return.
         P     =    a hypothetical initial investment of $1,000.
         N     =    Number of years.
         ERV   =    Ending  redeemable  value: ERV  is  the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


        Average Annual Total Return for periods ended December 31, 1999*

                One Year       Five Years      Ten Years

                  6.15%          18.65%          14.36%


* On May 3, 1999, the Trust adopted a plan to permit the Trust to establish a multiple class distribution system for the Fund. Prior to that date, the Fund comprised a single class of shares. Shares outstanding on May 3, 1999 were redesignated as Class S shares of the Fund. Performance information provided is for the Fund's Class S. As Class AARP shares are a new class for the Fund, they have no past performance data available.

         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.


         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

       Where:

           C     =   Cumulative Total Return.
           P     =   a hypothetical initial investment of $1,000.
           ERV   =   ending  redeemable  value: ERV  is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

  Cumulative Total Return for periods ended December 31, 1999*

              One Year       Five Years      Ten Years

               6.15%          135.16%        282.49%


* On May 3, 1999, the Trust adopted a plan to permit the Trust to establish a multiple class distribution system for the Fund. Prior to that date, the Fund comprised a single class of shares. Shares outstanding on May 3, 1999 were redesignated as Scudder Shares of the Fund, as of August 14, 2000, Scudder Shares were redesignated as Class S shares of the Fund. Performance information provided is for the Fund's Class S. As Class AARP shares are a new class for the Fund, they have no past performance data available.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Comparison of Fund Performance


         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.


         From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


         From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.


         The Fund may be advertised as an investment choice in Scudder's college planning program.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

                                FUND ORGANIZATION


         The Fund is a diversified series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed, effective May 15, 1991, from Scudder Growth and Income Fund, and again on June 10, 1998 from Scudder Investment Trust. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's shares are currently divided into seven series: Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Classic Growth Fund, Scudder S&P 500 Index Fund,
Scudder Small Company Stock Fund, Scudder Capital Growth Fund and Scudder Dividend & Growth Fund . The Fund's shares are currently divided into three classes of shares: Class AARP, Class S and Class R Shares.


         The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of the Fund has equal rights with each other share of the Fund as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to other series.

         The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan on May 3, 1999 pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system.


         Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.


         Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Trust and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


         The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.


                               INVESTMENT ADVISER

         Scudder Kemper Investments, Inc. (the "Adviser"), an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.

         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.


         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.


         In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.


         The present investment management agreement (the "Agreement") was last approved by the Trustees on July 10, 2000 and became effective on August 14, 2000. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.


         The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

         The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York and Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities.

         For the Adviser's services from August 13, 1996 to May 1, 1997, the Fund paid the Adviser an annual fee of 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion.


         For the Adviser's services from May 2, 1997 to September 7, 1998, the Fund paid the Adviser an annual fee of 0.60% of the first $500 million of average daily net asset, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion and 0.405% of such assets in excess of $4.5 billion.

         For the Adviser's services from September 8, 1998 until August 14, 2000, the Fund paid the Adviser an annual fee of 0.60% of the first $500 million of average daily net asset, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion, 0.405% of such assets in excess of $4.5 billion, 0.3875% of such assets in excess of $6 billion, and 0.37% of such assets in excess of $10 billion.

         For the Adviser's services after August 14, 2000, the Fund pays Scudder Kemper a fee equal to 0.450% of average daily net assets on such assets up to $14 billion, 0.425% of average daily net assets on such assets exceeding $14 billion,  0.400% of  average  daily  net  assets on such  assets  exceeding  $16 billion,  and 0.385% of average  daily net assets on such assets  exceeding  $18 billion. The fee is graduated so that increases in the Fund's net assets may result in a lower annual fee rate and decreases in the Fund's net assets may result in a higher annual fee rate. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


         For the years ended December 31, 1999, 1998 and 1997, the Fund was charged by the Adviser aggregate fees pursuant to its then effective investment advisory agreement of $32,454,854, $34,062,247 and $26,072,293, respectively.

         Under the Agreement the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of Net Asset Value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

         The Agreement identifies the Adviser as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

         In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Trust have been represented by independent counsel at the Fund's expense.

         The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.


         The Adviser may serve as adviser to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance. None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trust.


AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.



Code of Ethics

         The Fund, the Adviser and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Adviser and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Adviser's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                              TRUSTEES AND OFFICERS

                                                                                                Position with
                                                                                                Underwriter, Scudder
Name, Age and Address               Position with Trust       Principal Occupation**            Investor Services, Inc.
---------------------               -------------------       --------------------              -----------------------


Linda C. Coughlin (48 )+*           President and Trustee     Managing Director of Scudder      Director and Senior Vice
                                                              Kemper Investments, Inc.          President

Henry P. Becton, Jr. (56)           Trustee                   President, WGBH Educational       None
WGBH                                                          Foundation
125 Western Avenue
Allston, MA 02134

Dawn-Marie Driscoll (53)            Trustee                   Executive Fellow, Center for      None
4909 SW 9th Place                                             Business Ethics, Bentley
Cape Coral, FL  33914                                         College; President, Driscoll
                                                              Associates (consulting firm)

Edgar R. Fiedler (70)               Trustee                   Senior Fellow and Economic        None
50023 Brogden                                                 Counsellor, The Conference
Chapel Hill, NC                                               Board, Inc. (not-for-profit
                                                              business research organization)

Keith R. Fox (46)                   Trustee                   General Partner, Exeter Group     None
10 East 53rd Street                                           of Funds
New York, NY  10022

Joan E. Spero (55)                  Trustee                   President, Doris Duke             None
Doris Duke Charitable Foundation                              Charitable Foundation;
650 Fifth Avenue                                              Department of State -
New York, NY  10128                                           Undersecretary of State for
                                                              Economic, Business and
                                                              Agricultural Affairs (March
                                                              1993 to January 1997)

                                       38

                                                                                                Position with
                                                                                                Underwriter, Scudder
Name, Age and Address               Position with Trust       Principal Occupation**            Investor Services, Inc.
---------------------               -------------------       --------------------              -----------------------

Jean Gleason Stromberg (56)         Trustee                   Consultant; Director, Financial   None
3816 Military Road, NW                                        Institutions Issues, U.S.
Washington, D.C.                                              General Accounting Office
                                                              (1996-1997); Partner, Fulbright
                                                              & Jaworski (law firm)
                                                              (1978-1996)

Jean C. Tempel (56)                 Trustee                   Managing Director, First Light    None
One Boston Place, 23rd                                        Capital, LLC (venture capital
FloorBoston, MA 02108                                         firm)

Steven Zaleznick (45)*             Trustee                    President and CEO, AARP           None
601 E. Street, NW                                             Services, Inc.
7th Floor
Washington, D.C. 20004

Kathryn L. Quirk (47)++             Vice President and        Managing Director of Scudder      Director, Senior Vice
                                    Assistant Secretary       Kemper Investments, Inc.          President, Chief Legal
                                                                                                Officer and Assistant
                                                                                                Clerk

Thomas V. Bruns (43) ***            Vice President            Managing Director of Scudder      None
                                                              Kemper Investments, Inc.

William F. Glavin (41)+             Vice President            Managing Director of Scudder      Vice President
                                                              Kemper Investments, Inc.

James E. Masur (40) +               Vice President            Senior Vice President of          None
                                                              Scudder Kemper Investments, Inc.

Howard Schneider (43) +             Vice President            Managing Director of Scudder      None
                                                              Kemper Investments, Inc.

Brenda Lyons (37)+                  Assistant Treasurer       Senior Vice President of          None
                                                              Scudder Kemper Investments, Inc.

William F. Gadsden (45)++           Vice President            Managing Director of Scudder      None
                                                              Kemper Investments, Inc.

John R. Hebble (42)+                Treasurer                 Senior Vice President of          Assistant Treasurer
                                                              Scudder Kemper Investments, Inc.

Ann M. McCreary (43)++              Vice President            Managing Director of Scudder      None
                                                              Kemper Investments, Inc.

                                       39

                                                                                                Position with
                                                                                                Underwriter, Scudder
Name, Age and Address               Position with Trust       Principal Occupation**            Investor Services, Inc.
---------------------               -------------------       --------------------              -----------------------

Valerie F. Malter (41)++            Vice President            Managing Director of Scudder      None
                                                              Kemper Investments, Inc.

Caroline Pearson (38)+              Assistant Secretary       Senior Vice President, Scudder    Clerk
                                                              Kemper Investments, Inc.;
                                                              Associate, Dechert Price &
                                                              Rhoads (law firm) 1989 to 1997

James M. Eysenbach (38)#            Vice President            Managing Director, Scudder        None
                                                              Kemper Investments, Inc.

Kathleen T. Millard (39)+           Vice President            Managing Director, Scudder        None
                                                              Kemper Investments, Inc.

John Millette (37)+                 Vice President and        Vice President, Scudder Kemper    None
                                    Secretary                 Investments, Inc.

* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Adviser or of the Trust, within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
+        Address: Two International Place, Boston, Massachusetts
++       Address: 345 Park Avenue, New York, New York

#        Address: 101 California Street Suite 4100 San Francisco, California
***      Address: 222 South Riverside Plaza, Chicago, Illinois

         To the best of the Fund's knowledge, as of August 31, 2000, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of any class of the Fund's shares.

         To the best of the Fund's knowledge, as of August 31, 2000, no person owned beneficially more than 5% of any class of the Fund's shares.


         The Trustees and officers of the Fund also serve in similar capacities with other respect to Scudder funds.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Trustees is responsible for the general oversight of each Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.

         The Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Funds' investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

         All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects each Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees


         Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

         During 1999, the Independent Trustees participated in 25 meetings of the Fund's board or board committees, which were held on 21 different days during the year.


         The Independent Trustees also serve in the same capacity for other funds managed by Scudder. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1999 from the Trust and from all of Scudder funds as a group.


                  Name                               Investment Trust**                       All Scudder Funds
                  ----                               ----------------                         -----------------
Henry P. Becton, Jr.*                                     $31,155                            $140,000 (30 funds)
Dawn-Marie Driscoll*                                      $33,218                            $150,000 (30 funds)
Edgar R. Fiedler                                          $0                                 $73,230 (29 funds)+
Keith R. Fox*                                             $0                                 $160,325 (23 funds)
Joan E. Spero*                                            $0                                 $175,275 (23 funds)
Jean Gleason Stromberg                                    $0                                 $40,935 (16 funds)
Jean C. Tempel*                                           $31,025                            $140,000 (30 funds)

* Newly-elected Trustee. On July 11, 2000, shareholders of each fund elected a new Board of Trustees. See the "Trustees and Officers" section for the newly-constituted Board of Trustees.

** In 1999, Investment Trust consisted of eight funds: Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Classic Growth Fund, Scudder S&P 500 Index Fund, Scudder Real Estate Investment Fund, Scudder Dividend and Growth Fund, Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund.

+ Mr. Fiedler's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.


         Members of the Board of Trustees who are employees of the Adviser or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.



                                   DISTRIBUTOR


         The Trust, on behalf of the Fund, has an underwriting agreement Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on July 10, 2000.


         Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Commission of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker/dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of customer service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 plan is in effect which provides that each Fund shall bear some or all of such expenses.

         To provide compensation to financial services firms for performing administrative support services to its customers who are shareholders of Class R Shares of the Fund, the Trust, on behalf of Class R Shares of the Fund, has approved an Administrative Services Agreement. These services include, but are not limited to: providing information on shareholder accounts and transactions, answering inquiries regarding the Fund, resolving account problems, and explaining mutual fund performance and rankings. For services provided under the Administrative Services Agreement, the Fund, on behalf of Class R Shares, would pay the Distributor an administrative service fee of up to 0.25% of the average daily net assets of that class of the Fund. The Distributor would then distribute this fee to financial representatives that provide services for their clients who are investors through applicable group retirement plans. The administrative service fee is calculated monthly.

         The Distributor may in its discretion compensate investment dealers or other financial services firms indirectly through Kemper Distributors, Inc. in connection with the sale of Class R Shares of the Fund at net asset value to:
(i) any purchaser, provided that the amount invested by the purchaser in certain "qualifying funds" totals in the aggregate at least $1,000,000 (the following are "Qualifying Funds," although others may be included at any time: Class R Shares of Scudder Growth and Income Fund, Class R Shares of Scudder International Fund, Class R Shares of Scudder Large Company Growth Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund, Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Income Trust, Kemper Funds Trust, Kemper Securities Trust, Zurich Money Market Fund, Zurich Government Money Fund, Stable Value II, and Stock Index II);

         (ii) any purchaser providing a Letter of Intent (the "Letter"), which imposes no obligation to purchase or sell additional shares, provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase, to invest at least $1,000,000 in Qualifying Funds over a 24-month period; or


         (iii) certain employer-sponsored retirement plans with 200 or more eligible employees. The Distributor may provide such compensation to investment dealers or other financial services firms up to the following amounts: 1.00% of the net asset value of shares sold on amounts of up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, SIS will consider the cumulative amount invested by the purchaser in Qualifying Funds.


         With respect to the Class R Shares, the Fund has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), which allows for the payment of distribution fees by the Fund to the Distributor. Currently, the Plan is inactive and no payments will be made under the Plan by the Fund. However, the Plan will be activated and payments made under the Plan in the event that payments made under the Administrative Services Agreement to the Distributor are deemed to be the indirect financing of the distribution of Fund shares. The Plan may also be activated by a vote of the Fund's Board of Directors. If the Plan were made operative, the Distributor would compensate various financial services firms for sales of Fund shares and may pay commissions, fees and concessions to such firms. Moreover, the distribution fee paid under the operative Plan would be used to compensate the Distributor for expenses incurred in connection with activities primarily intended to result in the sale of Class R Shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Under the Plan, the Distributor may appoint Kemper Distributors, Inc., an affiliate of the Adviser, as its agent to carry out its duties involving the Plan.

         As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The Underwriting Agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.


Administrative Fee

         The Fund has entered into an administrative services agreement with Scudder Kemper (the "Administration Agreements"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of its average daily net assets. One effect of these arrangements is to make the Fund's future expense ratio more predictable. The Administrative Fee became effective on August 14, 2000.

         Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Fund pursuant to separate agreements with the Fund. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Fund and maintains their accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Dechert acts as general counsel for the Fund.

         Scudder Kemper will pay the Service Providers for the provision of their services to the Fund and will pay other Fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay Scudder Kemper an Administrative Fee.

         The Administration Agreement has an initial term of three years, subject to earlier termination by the Trust's Board. The fee payable by the Fund to Scudder Kemper pursuant to the Administration Agreements is reduced by the amount of any credit received from the Fund's custodian for cash balances.

         Certain expenses of the Fund will not be borne by Scudder Kemper under the Administration Agreements, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.


                                      TAXES

         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Such qualification does not involve governmental supervision or management of investment practices or policy.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.


         If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the

Fund's earnings and profits, and would be eligible for the dividends received deduction, in the case of corporate shareholders.


         The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such gains reported and the shareholder's tax credit. If the Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are not expected to comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.




         A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($52,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $52,000 and $62,000; $32,000 for a single individual, with a phase-out for adjusted gross income between $32,000 and $42,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.


         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in the Fund's portfolio similar to the property underlying the put option. If the Fund writes an option, no gain is recognized upon its receipt of a premium. If the call lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.


         Many futures and forward contracts entered into by the Fund and listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.


         Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund-level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

         Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.


         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply brokerage and research services to the Adviser or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Adviser has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Adviser or the Fund in exchange for the direction by the Adviser of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Adviser will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research services from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

         For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid total brokerage commissions of $9,542,259, $8,362,533 and $4,072,780, respectively. In the fiscal year ended December 31, 1999, the Fund paid brokerage commissions of $8,013,658 (83.98% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The total amount of brokerage transactions aggregated $8,783,336,819, of which $7,300,547,806 (83.12% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover


         The Fund's average annual portfolio turnover rates, i.e., the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less), for the fiscal years ended December 31, 1999, 1998 and 1997 were 70%, 41% and 22%, respectively. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.




                                 NET ASSET VALUE


         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


         An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market Inc. ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security will be valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq system, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money-market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money-market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts


         The Financial Highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.


Shareholder Indemnification

         The Fund is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Other Information


         The CUSIP number of Class S shares of the Fund is 811167-10-5.

         The CUSIP number of the Class R Shares of the Fund is 460965-85-8.

         The CUSIP number of the Class AARP shares of the Fund is 460965-767.


         The Fund has a fiscal year ending December 31.

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

         Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


         The law firm of Dechert is counsel to the Fund.


         The name "Scudder Growth and Income Fund" is the designation of the Trust for the time being under a Declaration of Trust dated September 20, 1984, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.


         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. Prior to the implementation of the Administration Agreement, the Fund paid Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the years ended December 31, 1999, 1998 and 1997, Scudder Fund Accounting Corporation's fee amounted to $418,401, $424,247 and $338,966, respectively, of which $33,686 was unpaid at
December 31, 1999.

         Scudder Service Corporation (the "Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S shares of the Fund. Prior to the implementation of the Administration Agreement, Class S of the Fund paid Service Corporation an annual fee of $26.00 for each account maintained for a participant. For the year ended December 31, 1999, the amount charged to the Fund aggregated $6,867,891, of which $1,083,377 was unpaid on December 31, 1999.

         Kemper Service Corporation ("KSvC"), 811 Main Street, Kansas City, Missouri, 64105-2005, a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class R Shares of the Fund and also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreement, Class R Shares, shareholder services fees accrued at 0.35% of the Class R Shares net assets. For the period August 2, 1999 (commencement of operations) through December 31, 1999, the amount charged to Class R Shares aggregated $4,873, of which $3,922 was unpaid at December 31, 1999.


         The Fund, or the Adviser (including any affiliate of the Adviser), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


         Scudder Trust Company, an affiliate of the Adviser, provides recordkeeping and other services for shareholder accounts in certain retirement and employee benefit plans invested in Class S shares of the Fund. Prior to the implementation of the Administration Agreement, annual service fees were paid by Class S shares of the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts 02110-4103, an affiliate of the Adviser, for such accounts. Class Sshares of the Fund incurred fees of $9,223,902, $7,455,505 and $4,655,851 during the years ended December 31, 1999, 1998, and 1999, respectively, of which $2,434,246 was unpaid on December 31, 1999.

         The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

         The financial statements, including the investment portfolio of Scudder Growth and Income Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated December 31, 1999 and are hereby deemed to be a part of this Statement of Additional Information.